Exhibit 99.2

EXECUTION COPY

BEARINGPOINT, INC.

$200,000,000

5.00% Convertible Senior Subordinated Debentures Due 2025

INDENTURE

Dated as of April 27, 2005

THE BANK OF NEW YORK

TRUSTEE

Reconciliation and tie between

Trust Indenture Act of 1939 and Indenture

Trust Indenture Act Section	Indenture Section
310(a)(1)	Section 8.10
310(a)(2)	Section 8.10
310(b)	Section 8.08 Section 8.10
311(a)	Section 8.11
311(b)	Section 8.11
312(a)	Section 2.05
312(b)	Section 13.03
312(c)	Section 13.03
313(a)	Section 8.06
313(b)	Section 8.06
313(d)	Section 8.06
314(a)	Section 5.02
314(c)	Section 13.04
314(e)	Section 13.05
315(a)	Section 8.01
315(b)	Section 8.05
315(c)	Section 8.01
315(d)(1)	Section 8.01
315(d)(2)	Section 8.01
315(d)(3)	Section 8.01
315(e)	Section 7.11
316(a)(1)(A)	Section 7.04
316(a)(1)(B)	Section 7.05
316(b)	Section 7.07
316(c)	Section 1.04
317(a)	Section 7.08
317(b)	Section 2.04

i

SCHEDULE A	Number of Additional Shares
EXHIBIT A	Form of Global 5.00% Convertible Senior Subordinated Debentures Due 2025
EXHIBIT B	Form of Certificated 5.00% Convertible Senior Subordinated Debentures Due 2025
EXHIBIT C	Form of Transfer Certificate for Debentures

INDENTURE dated as of April 27, 2005 between BEARINGPOINT, INC., a Delaware corporation (the “Company”), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the “Trustee”).

Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company’s 5.00% Convertible Senior Subordinated Debentures Due 2025:

ARTICLE 1

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01. Definitions.

“Accepted Purchased Shares” shall have the meaning set forth in Section 11.04(g).

“Acquisition Value” shall have the meaning set forth in Section 11.01(c).

“Additional Interest” means the interest that is payable by the Company pursuant to the Registration Rights Agreement upon a Registration Default (as defined in such agreement).

“Additional Interest Notice” shall have the meaning set forth in Section 5.07.

“Additional Shares” shall have the meaning set forth in Section 11.01(b).

“Adjustment Event” shall have the meaning set forth in Section 11.04(k).

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent Members” shall have the meaning set forth in Section 2.12(e)(v).

“Applicable Procedures” means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

“Board of Directors” means either the board of directors of the Company or any duly authorized committee of such board.

“Board Resolution” means a resolution of the Board of Directors.

“Business Day” means, with respect to any Security, a day, other than a Saturday or Sunday, that in The City of New York, is not a day on which banking institutions are authorized or required by law, regulation or executive order to close.

“Capital Stock” for any corporation means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that corporation.

“Cash Amount” shall have the meaning set forth in Section 11.03(a)(iii).

“Cash Settlement Averaging Period” means (i) with respect to any conversion of Securities on or before any Final Notice Date, the 10 Trading Day period beginning the Trading Day following the final day of the Conversion Retraction Period; or (ii) with respect to any conversion of Securities following (x) any Final Notice Date, or (y) the date the Company makes the Irrevocable Cash Election, the 10 Trading Day period beginning the Trading Day following the Company’s receipt of a Notice of Conversion.

“Cash Settlement Notice Period” shall have the meaning set forth in Section 11.03(a).

“Certificated Securities” means Securities that are in the form set forth in Exhibit B.

“Change of Control” shall have the meaning set forth in Section 3.08(b).

“close of business” means 5 p.m. (New York City time).

“Common Stock” means the common stock, $0.01 par value per share, of the Company existing on the date of this Indenture or any other shares of Capital Stock of the Company into which such Common Stock shall be reclassified or changed, including, subject to Section 11.05 below, in the event of a merger, consolidation or other similar transaction involving the Company that is otherwise permitted hereunder in which the Company is not the surviving Person, the common stock of such surviving corporation.

“common stock” means any stock of any class of capital stock which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer.

“Company” means the party named as the “Company” in the preamble of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

“Company Notice” means a notice to Holders delivered pursuant to Section 3.07 or Section 3.08.

“Company Request” or “Company Order” means a written request or order signed in the name of the Company by any two Officers.

“Conversion Agent” shall have the meaning set forth in Section 2.03.

“Conversion Date” shall have the meaning set forth in Section 11.02(c).

“Conversion Obligation” shall have the meaning set forth in Section 11.01(a).

“Conversion Price” as of any date means $1,000 divided by the Conversion Rate as of such date.

“Conversion Rate” has the meaning set forth in Section 11.02(a) hereof.

“Conversion Retraction Period” shall have the meaning set forth in Section 11.03(a).

“Conversion Settlement Date” means the date that is (i) three Business Days following the Conversion Date or (ii) if the Company elects to pay cash in lieu of Common Stock pursuant to Section 11.03, the Business Day following the Cash Settlement Averaging Period, in each case for the delivery of shares of Common Stock or cash, as applicable. The Conversion Settlement Date may fall on a date after the Stated Maturity.

“Conversion Settlement Distribution” shall have the meaning set forth in Section 11.03(a).

“Corporate Trust Office” means the principal office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 101 Barclay Street, Floor 8W, New York, New York 10286, Attention: Corporate Trust Division – Corporate Finance Unit, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company.

“Current Market Price” on any date of determination shall mean the average of the daily Last Reported Sale Prices per share of Common Stock for the first 10 consecutive Trading Days from and including the Ex-Dividend Date with respect to the issuance, distribution, subdivision or combination requiring such computation immediately prior to the date in question. In the event that an issuance, distribution, subdivision, combination or tender or exchange offer to which Section 11.04 applies occurs during the period applicable for calculating the Current Market Price pursuant to the definition in the preceding sentence, the Current Market Price shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such issuance, distribution, subdivision, combination or tender or exchange offer on the Last Reported Sale Price of the Common Stock during such period.

“Debentures” means any of the Company’s 5.00% Convertible Senior Subordinated Debentures Due 2025, as amended or supplemented from time to time, issued under this Indenture.

“Depositary” shall have the meaning set forth in Section 2.01(a).

“Designated Event” shall have the meaning set forth in Section 3.08(a).

“Designated Event Repurchase Date” shall have the meaning set forth in Section 3.08(a).

“Designated Event Repurchase Notice” shall have the meaning set forth in Section 3.08(e).

“Designated Event Repurchase Price” shall have the meaning set forth in Section 3.08(a).

“Designated Senior Debt” means any Senior Debt of the Company from time to time outstanding that is designated by the Company in a written notice to a Responsible Officer of the Trustee at the Corporate Trust Office as “Designated Senior Debt.”

“Designated Subsidiary” shall mean any existing or future, direct or indirect, Subsidiary of the Company whose assets constitute 15% or more of the total assets of the Company on a consolidated basis.

“Determination Date” shall have the meaning set forth in Section 11.04(k).

“Distributed Assets” shall have the meaning set forth in Section 11.04(d).

“DTC” shall have the meaning set forth in Section 2.01(a).

“Effective Date” means the date on which a Change of Control transaction becomes effective.

“Event of Default” shall have the meaning set forth in Section 7.01.

“Exchange Property” shall have the meaning set forth in Section 11.05.

“Exchange Rate Contract” means, with respect to any Person, any currency swap agreements, forward exchange rate agreements, foreign currency futures or options, exchange rate collar agreements, exchange rate insurance and other agreements or arrangements, or combination thereof, the principal purpose of which is to provide protection against fluctuations in currency exchange rates. An Exchange Rate Contract may also include an Interest Rate Agreement.

“Ex-Dividend Date” means (1) when used with respect to any issuance or distribution, the first date on which a sale of shares of the Common Stock, regular way, on the relevant exchange or in the relevant market for the Common Stock, does not automatically transfer the right to receive such issuance or distribution from the seller of the Common Stock to its buyer, and (2) when used with respect to any subdivision or combination of shares of Common Stock, the first date on which the Common Stock trades, regular way, on such exchange or in such market after the time at which such subdivision or combination becomes effective.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expiration Time” shall have the meaning set forth in Section 11.04(f).

“Extraordinary Cash Dividend” shall have the meaning set forth in Section 11.04(e).

“Fair Market Value”, or “fair market value” shall mean the amount that a willing buyer would pay a willing seller in an arm’s-length transaction.

“Final Notice Date” shall have the meaning set forth in Section 11.03(a).

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession, which are applied on a consistent basis.

“Global Securities” means Securities that are in the form set forth in Exhibit A, and that are registered in the register of Securities in the name of a Depositary or a nominee thereof, and to the extent that such Securities are required to bear the Legend required by Section 2.06(f), such Securities will be in the form of a Restricted Global Security.

“Guarantee” means a guarantee, other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner, including, without limitation, letters of credit and reimbursement agreements in respect thereof, of all or any part of any Indebtedness.

“Holder” or “Securityholder” means a Person in whose name a Security is registered on the Registrar’s books.

“Indebtedness” means, with respect to any Person, without duplication, (a) any indebtedness, whether contingent or not, (i) for borrowed money or (ii) evidenced by bonds, notes, debentures or similar instruments (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof), (b) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers’ acceptances, (c) all obligations and liabilities (contingent or otherwise) of such Person representing the balance deferred and unpaid of the purchase price of any property, including pursuant to leases of such Person required, in conformity with GAAP, to be accounted for as capitalized lease obligations on the balance sheet of such Person, and sale-leaseback transactions, (d) all obligations under treasury management arrangements or any hedging obligations under an Exchange Rate Contract or an Interest Rate Agreement, (e) all direct or indirect Guarantees, or similar agreements by such Person in respect of indebtedness, obligations or liabilities of another Person of the kinds described in clauses (a) through (e), and (f) any and all deferrals, renewals, extensions, refinancings and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kinds described in clauses (a) through (f); provided that in the case of each of clauses (a) through (c) any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP shall not be considered Indebtedness. The amount of any Indebtedness outstanding as of any date shall be the accreted value thereof, in the case of any Indebtedness issued with original issue discount. The amount of any Indebtedness outstanding as of any date with respect to any Exchange Rate Contract or Interest Rate Agreement shall be the termination value thereof. Indebtedness shall not include liabilities for taxes of any kind.

“Indenture” means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the TIA that are deemed to be a part hereof.

“Interest” means interest payable on each Security pursuant to Section 1 of the Securities.

“Interest Payment Date” means April 15 and October 15 of each year, commencing October 15, 2005.

“Interest Rate Agreement” means, with respect to any Person, any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement the principal purpose of which is to protect the party indicated therein against fluctuations in interest rates.

“Interest Record Date” means March 31 and September 30 of each year.

“Issue Date” of any Security means the date on which the Security was originally issued or deemed issued as set forth on the face of the Security.

“Last Reported Sale Price” of any equity security on any day means, the closing sale price per share of such equity security on such day (or if no closing sale price is reported, the average of the reported closing bid and ask prices or, if there is more than one bid or ask price, the average of the average bid and the average ask prices) as reported in composite transactions for the principal United States securities exchange on which such equity security is listed, or if such equity security is not listed on a United States national or regional securities exchange, as reported by the National Association of Securities Dealers Automated Quotation System or by Pink Sheets LLC; provided that if the Securities become convertible into the Exchange Property the “Last Reported Sale Price” shall be the sum of (1) 100% of the value of any Exchange Property consisting of cash, (2) the closing sale price of any Exchange Property consisting of securities that are traded on a U.S. national securities exchange or approved for quotation on the Nasdaq National Market and (3) the Fair Market Value of any other Exchange Property, as determined by two independent nationally recognized investment banks selected by the trustee for this purpose after consultation with the Company.

“Legal Holiday” shall have the meaning set forth in Section 13.09.

“Legend” has the meaning set forth in Section 2.06(f).

“nonelecting share” shall have the meaning set forth in Section 11.05.

“Non-Payment Default” shall have the meaning set forth in Section 4.02(b).

“Notice of Conversion” shall have the meaning set forth in Section 11.02(b).

“Notice of Default” shall have the meaning set forth in Section 7.01.

“NYSE” means the New York Stock Exchange, Inc.

“Offer Expiration Time” shall have the meaning set forth in Section 11.04(g).

“Officer” means the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, the President, the Treasurer, any Vice President, the Secretary or any Assistant Secretary of the Company.

“Officers’ Certificate” means a written certificate containing the information specified in Sections 13.04 and 13.05, signed in the name of the Company by any two Officers, and delivered to the Trustee. An Officers’ Certificate given pursuant to Section 5.03 shall be signed by the principal executive officer, principal financial officer or principal accounting officer of the Company but need not contain the information specified in Sections 13.04 and 13.05.

“Opinion of Counsel” means a written opinion containing the information specified in Sections 13.04 and 13.05, from legal counsel. The counsel may be an employee of, or counsel to, the Company who is reasonably acceptable to the Trustee.

“Payment Blockage Notice” shall have the meaning set forth in Section 4.02(b).

“Payment Default” shall have the meaning set forth in Section 4.02(a).

“Paying Agent” shall have the meaning set forth in Section 2.03.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

“Placement Agents” means Morgan Stanley & Co. Incorporated, UBS Securities LLC and Needham & Company, LLC.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.07 hereof in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

“Private Placement Memorandum” means the private placement memorandum dated April 21, 2005 in connection with the sale of the Debentures.

“Public Acquirer Change of Control” shall have the meaning set forth in Section 11.01(c).

“Public Acquirer Common Stock” shall have the meaning set forth in Section 11.01(c).

“Purchased Shares” shall have the meaning set forth in Section 11.04(f)(i).

“QIBs” shall have the meaning set forth in Section 2.01(a).

“Record Date” shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

“Redemption Date” means the date specified in a notice of redemption on which the Securities may be redeemed in accordance with the terms of this Indenture.

“Redemption Price” or “redemption price” shall have the meaning set forth in Section 3.01.

“Registrar” shall have the meaning set forth in Section 2.03.

“Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, between the Company, on the one hand, and the Placement Agents, on the other for the benefit of the holders of the Securities.

“Representative” means the (a) indenture trustee or other trustee, agent or representative for any Senior Debt or (b) with respect to any Senior Debt that does not have any such trustee, agent or other representative, (i) in the case of such Senior Debt issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Debt, any holder or owner of such Senior Debt acting with the consent of the required Persons necessary to bind such holders or owners of such Senior Debt and (ii) in the case of all other such Senior Debt, the holder or owner of such Senior Debt.

“Repurchase Date” shall have the meaning set forth in Section 3.07.

“Repurchase Notice” shall have the meaning set forth in Section 3.07(j)(i).

“Repurchase Price” shall have the meaning set forth in Section 3.07.

“Responsible Officer” means, when used with respect to the Trustee, any officer within the Corporate Trust Division—Corporate Finance Unit (or any successor unit) of the Trustee located at the Corporate Trust Office of the Trustee who has direct responsibility for the administration of this Indenture and, for the purposes of Section 8.01(c)(ii) and Section 8.05, shall also mean any other officer of the Trustee to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject.

“Restricted Global Security” means a Global Security that is in the form set forth in Exhibit A, and that is deposited with, or on behalf of, and registered in the name of the Depositary, representing Securities sold in reliance on a transaction exemption from registration under the Securities Act.

“Restricted Security” means a Security required to bear the Legend.

“Rule 144A” means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

“Rule 144A Information” shall have the meaning set forth in Section 5.06.

“SEC” means the Securities and Exchange Commission.

“Securities” means any of the Company’s Debentures (each, a “Security”), as amended or supplemented from time to time, issued under this Indenture.

“Securities Act” means the Securities Act of 1933, as amended.

“Securityholder” or “Holder” means a person in whose name a Security is registered on the Registrar’s books.

“Senior Debt”, with respect to the Company, means any current or future Indebtedness (including any monetary obligation in respect of, and interest, whether or not allowable, accruing on such Indebtedness at the default rate specified therein after the filing of a petition initiating any proceeding under any bankruptcy, insolvency or similar law) of the Company, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed or guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing). Notwithstanding the foregoing, the term Senior Debt shall not include (i) any Indebtedness of or amounts owed by the Company for compensation to its employees, or for goods or materials purchased or for services obtained in the ordinary course of business; (ii) any Indebtedness of the Company to any majority-owned Subsidiary of the Company (other than Indebtedness of the Company arising by reason of guarantees by the Company of Indebtedness of any such Subsidiary to a Person that is not a Subsidiary of the Company); (iii) the Company’s 2.5% Series A Convertible Subordinated Debentures due 2024 and the Company’s 2.75% Series B Convertible Subordinated Debentures due 2024; (iv) any Indebtedness, created, evidenced, assumed or guaranteed by an instrument that expressly provides that such Indebtedness shall not be senior in right of payment to the Securities or expressly provides that such Indebtedness is “pari passu” or “junior” to the Securities, or (v) the Securities.

“Senior Subordinated Debt”, with respect to the Company, means the Securities and any other Indebtedness of the Company that specifically provides that such Indebtedness is to have the same rank as the Securities in right of payment and is not subordinated by its terms in right of payment to any Indebtedness of the Company or other obligations of the Company that is not Senior Debt.

“Stated Maturity” means, with respect to any Security, April 15, 2025.

“Stock Price” means the average of the Last Reported Sale Prices of Common Stock on the five Trading Days up to but not including the Effective Date of a Change of Control transaction pursuant to which Additional Shares are issuable as set forth in Section 11.01(b) hereof.

“Subordinated Debt” means, with respect to the Company, means any current or future Indebtedness of the Company that by its terms is subordinated in right of payment to the Securities, including the Company’s 2.5% Series A Convertible Subordinated Debentures due 2024 and the Company’s 2.75% Series B Convertible Subordinated Debentures due 2024.

“Subsidiary” means any person of which at least a majority of the outstanding Voting Stock shall at the time directly or indirectly be owned or controlled by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

“Termination of Trading” shall have the meaning set forth in Section 3.08(c).

“TIA” means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, provided, however, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.

“Trading Day” means a day during which trading in securities generally occurs on the NYSE or, if our Common Stock is not listed on the New York Stock Exchange, on the principal other United States securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national or regional securities exchange, on the National Association of Securities Dealers Automated Quotation System or, if the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotation System, on the principal other market on which the Common Stock is then traded or quoted.

“Trigger Event” shall have the meaning set forth in Section 11.04(d).

“Trustee” means the party named as the “Trustee” in the preamble of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

“Valuation Period” shall have the meaning set forth in Section 11.01(c).

“Voting Stock” of a person means Capital Stock of such person of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such person (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

Section 1.02. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

“Commission” means the SEC.

“indenture securities” means the Securities.

“indenture security holder” means a Securityholder.

“indenture to be qualified” means this Indenture.

“indenture trustee” or “institutional trustee” means the Trustee.

“obligor” on the indenture securities means the Company.

All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

Section 1.03. Rules of Construction. Unless the context otherwise requires:

(a) a term has the meaning assigned to it;

(b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

(c) “or” is not exclusive;

(d) “including” means including, without limitation;

(e) words in the singular include the plural, and words in the plural include the singular; and

(f) references to Sections and Articles are to references to Sections and Articles of this Indenture.

Section 1.04. Acts of Holders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the

Trustee and, where it is hereby expressly required, to the Company, as described in Section 13.02. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

(b) The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer’s individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer’s authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c) The principal amount and serial number of any Security and the ownership of Securities shall be proved by the register for the Securities.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

(e) If the Company shall solicit from the Holders of the Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders of the Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record of the Securities at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders of the Securities on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

ARTICLE 2

THE SECURITIES

Section 2.01. Form and Dating. The Securities and the Trustee’s certificate of authentication to be borne by the Securities shall be substantially in the form of Exhibits A and B, which are a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage (provided that any such notation, legend or endorsement required by usage is in a form acceptable to the Company). The Company shall provide any such notations, legends or endorsements to the Trustee in writing. Each Security shall be dated the date of its authentication.

(a) Restricted Global Securities. Securities offered and sold within the United States to persons who are both “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and qualified institutional buyers as defined in Rule 144A (“QIBs”), in reliance on a transaction exempt from registration under the Securities Act, shall be issued, initially in the form of a Restricted Global Security, which shall be deposited with the Trustee at its Corporate Trust Office, as custodian for the Depositary (as defined below) and registered in the name of The Depository Trust Company (“DTC”) or the nominee thereof (DTC, or any successor thereto, and any such nominee being hereinafter referred to as the “Depositary”), duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Restricted Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

(b) Global Securities in General. Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, repurchases and conversions.

Any adjustment of the aggregate principal amount of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 2.12 hereof and shall be made on the records of the Trustee and the Depositary.

(c) Book-Entry Provisions. This Section 2.01(c) shall apply only to Global Securities deposited with or on behalf of the Depositary.

The Company shall execute and the Trustee shall, in accordance with this Section 2.01(c), authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depositary, (b) shall be delivered by the Trustee to the Depositary or held by the Trustee pursuant to the Depositary’s instructions and (c) shall be substantially in the form set forth in Exhibit A attached hereto.

(d) Certificated Securities. Securities not issued as interests in the Global Securities will be issued in certificated form substantially in the form set forth in Exhibits B attached hereto.

Section 2.02. Execution and Authentication. The Securities shall be executed on behalf of the Company by one Officer. The signature of such Officer on the Securities may be manual or facsimile.

Securities bearing the manual or facsimile signatures of an individual who was, at the time of the execution of the Securities, an Officer shall bind the Company, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of such Securities or did not hold such office at the date of authentication of such Securities.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

The Trustee shall authenticate and deliver the Securities for original issue in an aggregate principal amount of up to $200,000,000 Debentures upon one or more Company Orders without any further action by the Company (other than as contemplated in Section 13.04 and Section 13.05 hereof).

Notwithstanding anything herein to the contrary, the Company may without the consent of the Holders, issue additional Securities under the Indenture of the same tenor and with the same CUSIP numbers as other Securities in an unlimited aggregate principal amount; provided that no such additional Securities may be issued unless all Securities are fungible for U.S. federal income and withholding tax purposes.

The Securities shall be issued only in registered form without coupons and only in denominations of $1,000 of principal amount and any integral multiple of $1,000.

Section 2.03. Registrar, Paying Agent and Conversion Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (“Registrar”), an office or agency where Securities may be presented for purchase or payment (“Paying Agent”) and an office or agency where Securities may be presented for conversion (“Conversion Agent”). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional paying agents and one or more additional Conversion Agents. The term Paying Agent includes any additional paying agent, including any named pursuant to Section 5.05. The term Conversion Agent includes any additional Conversion Agent, including any named pursuant to Section 5.05.

The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent, or co-registrar (in each case, if such Registrar, agent or co-registrar is a Person other than the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 8.07. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar, Conversion Agent or co-registrar.

The Company initially appoints the Trustee as Registrar, Conversion Agent and Paying Agent in connection with the Securities.

Section 2.04. Paying Agent to Hold Money and Securities in Trust. Except as otherwise provided herein, on or prior to each due date of payments in respect of any Security, the Company shall deposit with the Paying Agent a sum of money (in immediately available funds if deposited on the due date) or shares of Common Stock sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money and shares of Common Stock held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money and shares of Common Stock so held in trust. If the Company, a Subsidiary or an Affiliate of either of them acts as Paying Agent, it shall segregate the money and shares of Common Stock held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money and shares of Common Stock held by it to the Trustee and to account for any funds and Common Stock disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money or shares of Common Stock.

Section 2.05. Securityholder Lists. The Trustee shall preserve the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall cause to be furnished to the Trustee at least semiannually on March 31 and September 30 a listing of Securityholders dated within 15 days of the date on which the list is furnished and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

Section 2.06. Transfer and Exchange.

(a) Subject to Section 2.12 hereof, upon surrender for registration of transfer of any Security, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Securityholder or such Securityholder’s attorney duly authorized in writing, at the office or agency of the Company designated as Registrar or co-registrar pursuant to Section 2.03, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate principal amount. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange.

At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate principal amount upon surrender of the Securities to be exchanged, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Securityholder or such Securityholder’s attorney duly authorized in writing, at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities in respect of which a Repurchase Notice or Designated Event Repurchase Notice has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture (except, in the case of Securities to be purchased in part, the portion thereof not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

(b) Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.12 and this Section 2.06(b). Transfers of a Global Security shall be limited to transfers of such Global Security in whole or in part, to the Depositary, to nominees of the Depositary or to a successor of the Depositary or such successor’s nominee.

(c) Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register for the Securities.

(d) Any Registrar appointed pursuant to Section 2.03 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

(e) No Registrar shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities or in this Indenture as periods during which such registration of transfers and exchanges need not be made.

(f) If Securities are issued upon the transfer, exchange or replacement of Securities subject to restrictions on transfer and bearing the legends set forth on the forms of Security attached hereto as Exhibits A and B setting forth such restrictions (collectively, the “Legend”), or if a request is made to remove the Legend on a Security, the Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to each of the Company and the Trustee, and the Registrar (if not the same Person as the Trustee) such satisfactory evidence, which shall include an opinion of counsel, as may be reasonably required by the Company and the Trustee (if not the same Person as the Trustee), that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 under the Securities Act or that such Securities are not “restricted” within the meaning of Rule 144 under the Securities Act. Upon (i) provision of such satisfactory evidence, or (ii) notification by the Company to the Trustee and Registrar of the sale of such Security pursuant to a registration statement that is effective at the time of such sale, the Trustee, at the written direction of the Company, shall authenticate and deliver a Security that does not bear the Legend. If the Legend is removed from the face of a Security and the Security is subsequently held by the Company or an Affiliate of the Company, the Legend shall be reinstated.

Section 2.07. Replacement Securities. If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a certificate number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Article 3 hereof, the Company in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

Upon the issuance of any new Securities under this Section 2.07, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security issued pursuant to this Section 2.07 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 2.08. Outstanding Securities; Determinations of Holders’ Action. Securities outstanding at any time are all the Securities authenticated by the Trustee except for those cancelled by it, those paid pursuant to Section 2.07, those delivered to it for cancellation and those described in this Section 2.08 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security; provided, however, that in determining whether the Holders of the requisite principal amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent, waiver, or other Act hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other act, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles 7 and 10).

If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

If the Paying Agent holds, in accordance with this Indenture, on a Redemption Date, or on the Business Day immediately following a Repurchase Date or a Designated Event Repurchase Date, or on Stated Maturity, money or securities, if permitted hereunder, sufficient to pay Securities payable on that date, then immediately after such Redemption Date, Repurchase Date, Designated Event Repurchase Date or Stated Maturity, as the case may be, such Securities shall cease to be outstanding and Interest and Additional Interest, if any, on such Securities shall cease to accrue; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

If a Security is converted in accordance with Article 11, then from and after the time of conversion on the date of conversion, such Security shall cease to be outstanding and Interest and Additional Interest, if any, shall cease to accrue on such Security.

Section 2.09. Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.03, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

Section 2.10. Cancellation. All Securities surrendered for payment, purchase by the Company pursuant to Article 3, conversion, redemption or registration of transfer or exchange shall, if surrendered to any person other than the Trustee, the Registrar or the Paying Agent, as the case may be, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation (other than in connection with registrations of transfer or exchange) or that any Holder has converted pursuant to Article 11. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with the Trustee’s customary procedure.

Section 2.11. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of the principal amount of the Security or any portion thereof, or the payment of any Redemption Price, Repurchase Price or Designated Event Repurchase Price in respect thereof, and Interest or Additional Interest thereon, for the purpose of conversion and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 2.12. Global Securities.

(a) Notwithstanding any other provisions of this Indenture or the Securities, (A) transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.06 and Section 2.12(a)(i), (B) transfers of a beneficial interest in a Global Security for a Certificated Security shall comply with Section 2.06, Section 2.12(a)(ii) and Section 2.12(e)(i), and (C) transfers of a Certificated Security shall comply with Section 2.06, Section 2.12(a)(iii) and Section 2.12(a)(iv).

(i) Transfer of Global Security. A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee or any successor thereof, and no such transfer to any such other Person may be registered; provided that this clause shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this Section 2.12(a)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 2.12(a).

(ii) Restrictions on Transfer of a Beneficial Interest in a Global Security for a Certificated Security. A beneficial interest in a Global Security may not be exchanged for a Certificated Security except upon satisfaction of the requirements set forth below and in Section 2.12(e)(i) below. Upon receipt by the Trustee of a transfer of a beneficial interest in a Global Security in accordance with Applicable Procedures for a Certificated Security in the form satisfactory to the Trustee, together with:

(A) so long as the Securities are Restricted Securities, certification in the form set forth in Exhibit C;

(B) written instructions to the Trustee to make, or direct the Registrar to make, an adjustment on its books and records with respect to such Global Security to reflect a decrease in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such decrease; and

(C) if the Company or the Trustee so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Legend,

then the Trustee shall cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of the Securities represented by the Global Security to be decreased by the aggregate principal amount of the Certificated Security to be issued, shall issue such Certificated Security and shall debit or cause to be debited to the account of the person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Certificated Security so issued.

(iii) Transfer and Exchange of Certificated Securities. When Certificated Securities are presented to the Registrar with a request:

(y) to register the transfer of such Certificated Securities; or

(z) to exchange such Certificated Securities for an equal principal amount of Certificated Securities of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Securities surrendered for transfer or exchange:

(A) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

(B) so long as such Securities are Restricted Securities, such Securities are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (1), (2) or (3) below, and are accompanied by the following additional information and documents, as applicable:

(1) if such Certificated Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

(2) if such Certificated Securities are being transferred to the Company, a certification to that effect; or

(3) if such Certificated Securities are being transferred pursuant to an exemption from registration, (i) a certification to that effect (in the form set forth in Exhibit C, if applicable) and (ii) if the Company or the Trustee so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Legend.

(iv) Restrictions on Transfer of a Certificated Security for a Beneficial Interest in a Global Security. A Certificated Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below.

Upon receipt by the Trustee of a Certificated Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

(A) so long as the Securities are Restricted Securities, certification, in the form set forth in Exhibit C, that such Certificated Security (1) is being transferred to a QIB in accordance with Rule 144A under the Securities Act or (2) is being transferred pursuant to and in compliance with Rule 144 under the Securities Act; and

(B) written instructions directing the Trustee to make, or to direct the Registrar to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Certificated Security and cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the Certificated Security to be exchanged, and shall credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Certificated Security so cancelled. If no Global Securities are then outstanding, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers’ Certificate, a new Global Security in the appropriate principal amount.

(b) Subject to Section 2.12(c), every Security shall be subject to the restrictions on transfer provided in the Legend including the delivery of an opinion of counsel, if so provided. Whenever any Restricted Security is presented or surrendered for registration of transfer or for exchange for a Security registered in a name other than that of the Holder, such Security must be accompanied by a certificate in substantially the form set forth in Exhibit C, dated the date of such surrender and signed by the Holder of such Security, as to compliance with such restrictions on transfer. The Registrar shall not be required to accept for such registration of transfer or exchange any Security not so accompanied by a properly completed certificate.

(c) The restrictions imposed by the Legend upon the transferability of any Security shall cease and terminate when such Security has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision). Any Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Security for exchange to the Registrar in accordance with the provisions of this Section 2.12 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 or any successor provision, by an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company and the Trustee, addressed to the Company and the Trustee and in form acceptable to the Company and the Trustee, to the effect that the transfer of such Security has been made in compliance with Rule 144 or such successor provision), be exchanged for a new Security, of like tenor and aggregate principal amount, which shall not bear the restrictive Legend. The Company shall inform the Trustee of the effective date of any registration statement registering the Securities under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.

(d) As used in the preceding two paragraphs of this Section 2.12, the term “transfer” encompasses any sale, pledge, transfer, loan, hypothecation, or other disposition of any Security.

(e) The provisions of clauses (i), (ii), (iii), (iv) and (v) of this Section 2.12(e) shall apply only to Global Securities:

(i) Notwithstanding any other provisions of this Indenture or the Securities, a Global Security shall not be exchanged in whole or in part for a Security registered in the name of any Person other than the

Depositary or one or more nominees thereof, provided that a Global Security may be exchanged for Securities registered in the names of any person designated by the Depositary in the event that (A) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security, and a successor Depositary is not appointed by the Company within 90 days, (B) at any time, the Company, in its sole discretion, but to the extent permitted by the Depositary, determines not to have Securities represented by Global Securities, or (C) upon a request by or on behalf of the Depositary following the request of any beneficial owner seeking to exercise or enforce its rights under the Securities, a beneficial interest in a Global Security may be exchanged for a security in registered form in accordance with the Depositary’s procedures. Any Global Security exchanged pursuant to clause (A) above shall be so exchanged in whole and not in part, and any Global Security exchanged pursuant to clause (B) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security; provided that any such Security so issued that is registered in the name of a person other than the Depositary or a nominee thereof shall not be a Global Security.

(ii) Securities issued in exchange for a Global Security or any portion thereof shall be issued in definitive, fully registered form, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

(iii) Subject to the provisions of clause (v) of this Section 2.12(e), the registered Holder may grant proxies and otherwise authorize any person, including Agent Members (as defined below) and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Securities.

(iv) In the event of the occurrence of any of the events specified in clause (i) of this Section 2.12(e), the Company will promptly notify the Trustee and make available to the Trustee a reasonable supply of Certificated Securities in definitive, fully registered form.

(v) Neither any members of, or participants in, the Depositary (collectively, the “Agent Members”) nor any other persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever; provided that an owner of a beneficial interest in a Global Security may directly enforce against the Company, without any proxy, comment, solicitation, waiver or any participation of the Depositary, its right to exchange such beneficial interest for a Security in registered form pursuant to Section 2.12(e)(i) above. Notwithstanding the foregoing, nothing herein shall (A) prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or (B) impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

Subject to the right of a beneficial owner to receive certificated Securities pursuant to Section 2.12(e)(i)(C), none of the Trustee, any Paying Agent, Conversion Agent or the Registrar shall have any responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depository or other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depository or its nominee in the case of the Global Securities). The rights of beneficial owners of any Global Security shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee, any Paying Agent, the Conversion Agent and the Registrar may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners. The Trustee, each Paying Agent, the Conversion Agent and the Registrar shall be entitled to deal with any depositary (including the Depository), and any nominee thereof, that is the Holder of any Global Security for all purposes of this Indenture relating to such Global Security (including the payment of principal, premium, if any, and interest and additional amounts, if any, and the giving of instructions or directions by or to the owner or holder of a beneficial ownership interest in such Global Security) as the sole Holder of such Global Security and shall have no obligations to the beneficial owners thereof. None of the Trustee, any Paying Agent, the Conversion Agent or the Registrar shall have any responsibility or liability for any acts or omissions of any such depositary with respect to any Global Security, for the records of any such depositary, including records in respect of beneficial ownership interests in respect of any such Global Security, for any transactions between such depositary and any participant in such depositary or between or among any such depositary, any such participant and/or any holder or owner of a beneficial interest in such Global Security or for any transfers of beneficial interests in any such Global Security.

(f) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depository participants, members or beneficial owners of any Global Security) other than to make any required delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 2.13. CUSIP, ISIN or Other Similar Numbers. The Company may issue the Securities with one or more “CUSIP,” ISIN or other similar numbers (if then generally in use), and, if so, the Trustee shall use such “CUSIP,” ISIN or other similar numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP, ISIN or other similar numbers.

Section 2.14. [RESERVED]

Section 2.15. [RESERVED]

ARTICLE 3

REDEMPTION AND REPURCHASES

Section 3.01. Company’s Right to Redeem; Notices to Trustee. Prior to April 15, 2009, the Debentures will not be redeemable at the Company’s option. Beginning on April 15, 2009, the Company, at its option, may redeem the Debentures, for cash at any time as a whole, or from time to time in part, at a redemption price (the “Redemption Price”) equal to 100% of the principal amount of the Securities redeemed plus accrued and unpaid Interest and accrued and unpaid Additional Interest, if any, on the Securities redeemed to (but excluding) the Redemption Date; provided that if the Redemption Date falls after an Interest Record Date and on or prior to the related Interest Payment Date, the Redemption Price shall only be 100% of the principal amount of Securities to be redeemed and the Company shall pay such accrued and unpaid Interest on such Interest Payment Date to the Holder of the Securities on such Interest Record Date. If the Company elects to redeem Securities, it shall notify the Trustee in writing of the Securities being redeemed, the Redemption Date, the applicable Conversion Rate, the principal amount of Securities to be redeemed and the Redemption Price.

The Company shall give the notice to the Trustee provided for in this Section 3.01 by a Company Order, at least 30 days but not more than 60 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee).

Securities called for redemption may be converted at any time prior to the close of business on the Business Day immediately preceding the Redemption Date.

Section 3.02. Selection of Securities to be Redeemed. If less than all of the Securities are to be redeemed, unless the procedures of the Depositary provide otherwise, the Trustee shall select the Securities to be redeemed by lot, on a pro rata basis or by another method the Trustee considers fair and appropriate (so long as such method is not prohibited by the rules of any stock exchange on which the Securities are then listed). Subject to the previous sentence, the Trustee shall make the selection within five Business Days after it receives the notice provided for in Section 3.01 from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal amount of Securities that have denominations larger than $1,000.

Securities and portions of Securities that the Trustee selects shall be in principal amounts of $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of the Securities to be redeemed.

If any Security selected for partial redemption is converted in part, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities that have been converted during a selection of Securities to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection.

Section 3.03. Notice of Redemption. At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed.

The notice shall identify the Securities to be redeemed and shall state:

(a) the Securities being redeemed;

(b) the Redemption Date;

(c) the Redemption Price;

(d) the Conversion Rate;

(e) the name and address of the Paying Agent and the Conversion Agent;

(f) that Securities called for redemption may be converted at any time before the close of business on the Business Day prior to the Redemption Date;

(g) that Securities called for redemption and not converted will be redeemed on the Redemption Date;

(h) that Holders who want to convert their Securities must satisfy the requirements set forth in the Securities;

(i) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

(j) if fewer than all of the outstanding Securities are to be redeemed, the certificate numbers, if any, and principal amounts of the particular Securities to be redeemed;

(k) that, unless the Company defaults in making payment of such Redemption Price, Interest and Additional Interest, if any, on Securities called for redemption will cease to accrue on and after the Redemption Date; and

(l) the CUSIP, ISIN or other similar number(s), as the case may be, of the Securities being redeemed.

At the Company’s request, the Trustee shall give the notice of redemption in the Company’s name and at the Company’s expense, provided that the Company makes such request at least seven Business Days prior to the date by which such notice of redemption must be given to Holders in accordance with this Section 3.03 and the text of such notice is completed by the Company.

Section 3.04. Effect of Notice of Redemption. Once notice of redemption is given, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice (except for Securities which are converted in accordance with the terms of this Indenture) and from and after such date (unless the Company shall default in the payment of the Redemption Price) Interest and Additional Interest, if any, on such Securities shall cease to accrue. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price.

Section 3.05. Deposit of Redemption Price. Prior to 10:00 a.m. (New York City time), on the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which on or prior thereto have been delivered by the Company to the Trustee for cancellation or have been converted. The Paying Agent shall as promptly as practicable return to the Company any money not required for that purpose because of conversion of Securities pursuant to Article 11. If such money is then held by the Company in trust and is not required for such purpose it shall be discharged from such trust.

Section 3.06. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Security in an authorized denomination equal in principal amount to the unredeemed portion of the Security surrendered.

Section 3.07. Repurchase of Securities by the Company at Option of the Holder. Debentures shall be purchased by the Company at the option of the Holder on April 15, 2009, April 15, 2013, April 15, 2015 and April 15, 2020 (each, a “Repurchase Date”), in each case at a purchase price in cash equal to 100% of the principal amount of those Securities, plus any accrued and unpaid Interest and accrued and unpaid Additional Interest, if any, on those Securities, to (but excluding) such Repurchase Date (the “Repurchase Price”); provided that if any such Repurchase Date falls after an Interest Record Payment Date and on or prior to the related Interest Payment Date, the Repurchase Price shall only be 100% of the principal amount of those Securities and the Company shall pay such accrued and unpaid Interest, including accrued and unpaid Additional Interest, if any, on such Interest Payment Date to the Holder of the Securities on such Interest Record Date. Not later than 20 Business Days prior to any Repurchase Date, the Company shall mail a Company Notice by first class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law). The Company Notice shall include a form of Repurchase Notice to be completed by a Holder and shall state:

(a) the Repurchase Price, the Repurchase Date and the Conversion Rate;

(b) the name and address of the Paying Agent and the Conversion Agent;

(c) that Securities as to which a Repurchase Notice has been given may be converted if they are otherwise convertible only in accordance with Article 11 hereof and the terms of the Securities if the applicable Repurchase Notice has been withdrawn in accordance with the terms of this Indenture;

(d) that Securities must be surrendered to the Paying Agent to collect payment;

(e) that the Repurchase Price for any Security as to which a Repurchase Notice has been given and not withdrawn will be paid promptly following the later of the Business Day immediately following the Repurchase Date and the time of surrender of such Security as described in (d);

(f) the procedures the Holder must follow to exercise its repurchase rights under this Section 3.07 and a brief description of those rights;

(g) briefly, the conversion rights, if any, with respect to the Securities;

(h) the procedures for withdrawing a Repurchase Notice;

(i) that, unless the Company defaults in making payment on Securities for which a Repurchase Notice has been submitted, Interest or Additional Interest, if any, on such Securities will cease to accrue immediately after the Repurchase Date; and

(j) the CUSIP, ISIN or other similar number(s), as the case may be, of the Securities.

At the Company’s request, the Trustee shall give such Company Notice in the Company’s name and at the Company’s expense; provided, however, that, in all cases, the text of such Company Notice shall be prepared by the Company.

Purchases of Securities hereunder shall be made, at the option of the Holder thereof, upon:

(i) delivery to the Paying Agent by the Holder of a written notice of repurchase (a “Repurchase Notice”) during the period beginning at any time from the opening of business on the date that is 20 Business Days prior to the relevant Repurchase Date until the close of business on the Repurchase Date stating:

(A) the certificate number of the Security which the Holder will deliver to be purchased or the appropriate Depositary procedures if Certificated Securities have not been issued for such Security,

(B) the portion of the principal amount of the Security which the Holder will deliver to be purchased, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000, and

(C) that such Security shall be purchased by the Company as of the Repurchase Date pursuant to the terms and conditions specified in this Indenture; and

(ii) delivery of such Security to the Paying Agent at any time after delivery of the Repurchase Notice (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Repurchase Price therefor; provided, however, that such Repurchase Price shall be so paid pursuant to this Section 3.07 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Repurchase Notice.

The Company shall purchase from the Holder thereof, pursuant to this Section 3.07, a portion of a Security, if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Repurchase Notice contemplated by this Section 3.07 shall have the right to withdraw such Repurchase Notice at any time prior to the close of business on the Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.09.

The Paying Agent shall promptly notify the Company of the receipt by it of any Repurchase Notice or written notice of withdrawal thereof.

Section 3.08. Repurchase of Securities at Option of the Holder upon a Designated Event .

(a) If a Change of Control (subject to certain exceptions set forth below) or a Termination of Trading occurs (each such event, a “Designated Event”), Securities not previously converted, purchased or redeemed by the Company shall be purchased by the Company, at the option of the Holder thereof, at a purchase price equal to 100% of the principal amount of those Securities, plus any accrued and unpaid Interest and accrued and unpaid Additional Interest, if any, on those Securities (the “Designated Event Repurchase Price”) to, but not including, a date selected by the Company that is no less than 20 nor more than 35 days following the date of the notice of a Designated Event delivered by the Company pursuant to Section 3.08(d) (the “Designated Event Repurchase Date”), subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 3.08(e). If the Designated Event Repurchase Date falls after an Interest Record Date and on or prior to the related Interest Payment Date, the Designated Event Repurchase Price shall be only 100% of the principal amount of those Securities and the Company shall pay such accrued and unpaid Interest on such Interest Payment Date to the Holder of the Securities on such Interest Record Date.

(b) A “Change of Control” will be deemed to have occurred at such time after the original issuance of the Securities when any of the following has occurred:

(i) the acquisition by any Person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchase, merger or other acquisition transactions, of shares of the Capital Stock of the Company entitling that Person to exercise 50% or more of the total voting power of all shares of the Capital Stock of the Company entitled to vote generally in elections of directors, other than any acquisition by the Company, any Subsidiary of the Company, or any of the employee benefit plans of the Company (except that any of those Persons shall be deemed to have beneficial ownership of all securities it has the right to acquire, whether the right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition);

(ii) the first day on which individuals who prior to such date constituted the Board of Directors (together with any new directors whose election by the Board of Directors or whose nomination for election by stockholders of the Company was approved by a vote of a majority of the Board of Directors then still in office who were either directors prior to such date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; or

(iii) any transaction or event (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination,

reclassification, recapitalization or otherwise or the sale, transfer or lease of all or substantially all of the assets of the Company) in connection with which all or substantially all of the Common Stock or assets of the Company are exchanged for, converted into, acquired for or constitute solely the right to receive cash, securities or other property.

For the purposes of this Section 3.08(b), (x) whether a person is a “beneficial owner” shall be determined in accordance with Rule 13d-3 under the Exchange Act and (y) the term “person” includes any syndicate or group that would be deemed to be a “person” under Section 13(d)(3) of the Exchange Act.

Notwithstanding the foregoing, it shall not be a Change of Control pursuant to Section 3.08(b)(iii) if 90% or more of the consideration received by stockholders of the Company in the transaction or transactions (other than cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights) constituting a Change of Control consists of shares of Capital Stock that have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer thereof and that are traded or scheduled to be traded immediately following such transaction or event on a national securities exchange or the Nasdaq National Market.

(c) A “Termination of Trading” will be deemed to have occurred if the Common Stock (or other common stock into which the Securities are then convertible) is neither listed for trading on a United States national securities exchange nor approved for trading on the NASDAQ National Market.

(d) Within 30 days after the occurrence of a Designated Event, the Company shall mail a Company Notice of the Designated Event by first class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law). The Company Notice shall include a form of Designated Event Repurchase Notice to be completed by the Holder and shall state:

(i) briefly, the events causing the Designated Event and the date of such Designated Event;

(ii) that the Designated Event Repurchase Notice pursuant to this Section 3.08 must be delivered to the Paying Agent prior to the close of business on the Designated Event Repurchase Date in order for a Holder to exercise the repurchase rights;

(iii) the Designated Event Repurchase Date;

(iv) the Designated Event Repurchase Price;

(v) the name and address of the Paying Agent and the Conversion Agent;

(vi) the Conversion Rate;

(vii) that the Securities as to which a Designated Event Repurchase Notice has been given may be converted if they are otherwise convertible pursuant to Article 11 hereof only if the Designated Event Repurchase Notice has been withdrawn in accordance with the terms of this Indenture;

(viii) that the Securities must be surrendered to the Paying Agent to collect payment;

(ix) that the Designated Event Repurchase Price for any Security as to which a Designated Event Repurchase Notice has been duly given and not withdrawn will be paid promptly following the later of the Business Day immediately following the Designated Event Repurchase Date and the time of surrender of such Security as described in clause (viii);

(x) briefly, the procedures the Holder must follow to exercise rights under this Section 3.08;

(xi) briefly, the conversion rights, if any, on the Securities;

(xii) the procedures for withdrawing a Designated Event Repurchase Notice;

(xiii) that, unless the Company defaults in making payment of such Designated Event Repurchase Price, Interest and Additional Interest, if any, on Securities surrendered for purchase by the Company will cease to accrue immediately after the Designated Event Repurchase Date; and

(xiv) the CUSIP, ISIN or other similar number(s), as the case may be, of the Securities.

At the Company’s request, the Trustee shall give such Company Notice in the Company’s name and at the Company’s expense; provided, however, that, in all cases, the text of such Company Notice shall be prepared by the Company.

(e) A Holder may exercise its rights specified in this Section 3.08 upon delivery of a written notice of purchase (a “Designated Event Repurchase Notice”) to the Paying Agent at any time on or prior to the close of business on the Designated Event Repurchase Date stating:

(i) the certificate number of the Security which the Holder will deliver to be purchased or the appropriate Depositary procedures if Certificated Securities have not been issued;

(ii) the portion of the principal amount of the Security which the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple of $1,000; and

(iii) that such Security shall be purchased pursuant to the terms and conditions specified in this Indenture.

The Company shall purchase from the Holder thereof, pursuant to this Section 3.08, a portion of a Security if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Designated Event Repurchase Notice contemplated by this Section 3.08(e) shall have the right to withdraw such Designated Event Repurchase Notice at any time prior to the close of business on the Designated Event Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.09.

The Paying Agent shall promptly notify the Company of the receipt by it of any Designated Event Repurchase Notice or written withdrawal thereof.

Section 3.09. Effect of Repurchase Notice or Designated Event Repurchase Notice.

(a) Payment of the Repurchase Price or the Designated Event Repurchase Price for a Security for which a Repurchase Notice or a Designated Event Repurchase Notice, as the case may be, has been delivered and not withdrawn in accordance with Section 3.09(b) or Section 3.09(c), as the case may be, is conditioned upon book-entry transfer or delivery of the Security, together with necessary endorsements, to the Paying Agent, or any other office of the Paying Agent, at any time after delivery of the Repurchase Notice or the Designated Event Repurchase Notice, as the case may be. The Company shall pay the Repurchase Price or the Designated Event Repurchase Price to the Paying Agent as promptly as reasonably practicable following the later of the Repurchase Date or the Designated Event Repurchase Date or the time of book-entry transfer or delivery of the purchased Securities. If the Paying Agent holds money or securities sufficient to pay the Repurchase Price or the Designated Event Repurchase Price on the Business Day immediately following the Repurchase Date or the Designated Event Repurchase Date, then:

(i) the purchased Securities will cease to be outstanding and interest and Additional Interest, if any, will cease to accrue, and

(ii) all other rights of the Holders of such purchased Securities will terminate (other than the right to receive the Repurchase Price or the Designated Event Repurchase Price upon delivery or transfer of such purchased Securities), in each case, whether or not book-entry transfer of the purchased Securities is made or whether or not the purchased Securities are delivered to the Paying Agent.

Securities in respect of which a Repurchase Notice or Designated Event Repurchase Notice has been given by the Holder thereof may not be converted pursuant to Article 11 hereof on or after the date of the delivery of such Repurchase Notice or Designated Event Repurchase Notice unless such Repurchase Notice or Designated Event Repurchase Notice has first been validly withdrawn in accordance with Section 3.09(b) or Section 3.09(c).

(b) A Repurchase Notice or Designated Event Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Repurchase Notice or Designated Event Repurchase Notice, as the case may be, at any time prior to the close of business on the Repurchase Date or the Designated Event Repurchase Date, as the case may be, specifying:

(i) the certificate number of the Security in respect of which such notice of withdrawal is being submitted or the appropriate Depositary procedures if Certificated Securities have not been issued for such Security,

(ii) the principal amount of the Security with respect to which such notice of withdrawal is being submitted, and

(iii) the principal amount, if any, of such Security which remains subject to the original Repurchase Notice or Designated Event Repurchase Notice, as the case may be, and which has been or will be delivered for purchase by the Company.

(c) There shall be no purchase of any Securities pursuant to Section 3.07 or 3.08 if (prior to, on or after, as the case may be, the giving, by the Holders of such Securities, of the required Repurchase Notice or Designated Event Repurchase Notice, as the case may be) the principal amount of the Securities has been accelerated and such acceleration has not been rescinded. The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Repurchase Notice or Designated Event Repurchase Notice, as the case may be, has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of any acceleration of the principal amount of the Securities in which case, upon such return, the Repurchase Notice or Designated Event Repurchase Notice with respect thereto shall be deemed to have been withdrawn.

Section 3.10. Deposit of Repurchase Price or Designated Event Repurchase Price. Prior to 10:00 a.m. (local time in The City of New York) on the Business Day immediately following the Repurchase Date or the Designated Event Repurchase Date, as the case may be, the Company shall deposit with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.04) an amount of cash in immediately available funds sufficient to pay the aggregate Repurchase Price or Designated Event Repurchase Price, as the case may be, of all the Securities or portions thereof which are to be purchased as of the Repurchase Date or Designated Event Repurchase Date, as the case may be.

Section 3.11. Securities Purchased in Part. Any Certificated Security which is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased.

Section 3.12. Covenant to Comply with Securities Laws upon Purchase of Securities. When complying with the provisions of Section 3.07, Section 3.08 or Section 3.09 hereof the Company shall (i) comply with Rule 13e-4 and Rule 14e-1 (or any other tender offer rules or successor provisions) under the Exchange Act, (ii) file Schedule TO (or any other required schedule or successor schedule, form or report) under the Exchange Act, and (iii) otherwise comply with all Federal and state securities laws so as to permit the rights and obligations under Section 3.07, Section 3.08 and Section 3.09 to be exercised in the time and in the manner specified Section 3.07, Section 3.08 and Section 3.09.

Section 3.13. Repayment to the Company. The Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed as provided in Section 9.02 hereof and Section 11 of the Securities, together with interest, if any, thereon (subject to the provisions of Section 8.01(f)), held by them for the payment of the Repurchase Price or Designated Event Repurchase Price, as the case may be; provided, however, that to the extent that the aggregate amount of cash deposited by the Company pursuant to Section 3.10 exceeds the aggregate Repurchase Price or Designated Event Repurchase Price, as the case may be, of the Securities or portions thereof that the Company is obligated to purchase as of the Repurchase Date or Designated Event Repurchase Date, as the case may be, then, unless otherwise agreed in writing with the Company, promptly after the Business Day following the Repurchase Date or Designated Event Repurchase Date, as the case may be, the Trustee shall return any such excess to the Company together with interest thereon (subject to the provisions of Section 8.01(f)).

ARTICLE 4

SUBORDINATION

Section 4.01. Agreement of Subordination. The Company covenants and agrees, and each Holder of Securities issued hereunder by its acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article 4; and each Person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

The payment of the principal, interest and Additional Interest, if any, on all Securities (including, but not limited to, the Redemption Price and the Designated Event Repurchase Price with respect to the Securities subject to redemption or repurchase in accordance with Article 3 and the payment of any cash upon conversion in accordance with Article 11) issued hereunder shall, to the extent and in the manner hereinafter set forth, be (i) subordinated and subject in right of payment to the prior payment in full in cash or other payment satisfactory to the holders of Senior Debt of all Senior Debt, whether outstanding at the date of this Indenture or thereafter incurred; (ii) pari passu in right of payment to all Senior Subordinated Debt and (iii) senior in right of payment to all Subordinated Debt.

No provision of this Article 4 shall prevent the occurrence of any default or Event of Default hereunder.

Section 4.02. Payments to Holders. No payment shall be made with respect to the principal of, or interest or Additional Interest, if any, on the Securities (including, but not limited to, the Redemption Price, the Repurchase Price and the Designated Event Repurchase Price with respect to the Securities subject to redemption or purchase in accordance with Article 3 and any payment of cash upon conversion in accordance with Article 11), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 4.05, if:

(a) a default in the payment of principal, premium, interest, rent or other obligations due on any Senior Debt occurs and is continuing (or, in the case of Senior Debt for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Debt) (a “Payment Default”); or

(b) a default, other than a payment default, on any Designated Senior Debt occurs and is continuing that then permits holders of such Designated Senior Debt (or any Representative) to accelerate its maturity (a “Non-Payment Default”) and a Responsible Officer of the Trustee receives at the Corporate Trust Office a written notice of the default (a “Payment Blockage Notice”) from a Representative of Designated Senior Debt.

Notwithstanding the foregoing, not more than one Payment Blockage Notice may be given in any consecutive 360-day period, irrespective of the number of defaults with respect to Designated Senior Debt during such period. No default that existed or was continuing on the date of delivery of any Payment Blockage Notice with respect to the Designated Senior Debt whose holders delivered the Payment Blockage Notice may be made the basis of a subsequent Payment Blockage Notice by the holders of such Designated Senior Debt, whether or not within a period of 360 consecutive days, unless the default has been cured or waived for a period of not less than 90 consecutive days.

The Company may and shall resume payments on and distributions in respect of the Securities upon the earlier of:

(a) in the case of a Payment Default, the date upon which the default is cured or waived or ceases to exist, or

(b) in the case of a Non-Payment Default, the earlier of the date on which such default is cured or waived or ceases to exist, in each case as and to the extent permitted under the documentation for the Designated Senior Debt, or 179 days pass after the date on which the applicable Payment Blockage Notice is received, in each case, unless the maturity of the Designated Senior Debt has been accelerated or this Article 4 otherwise prohibits the payment or distribution at the time of such payment or distribution.

Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company (whether voluntary or involuntary) or in bankruptcy, insolvency, receivership or similar proceedings, all amounts due or to become due upon all Senior Debt shall first be paid in full in cash, or other payments satisfactory to the holders of Senior Debt before any payment of cash, property or securities is made on account of the principal of, interest or Additional Interest, if any, on, or with respect to the conversion of, the Securities (except payments made pursuant to Article 9 from monies deposited with the Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding-up, liquidation or reorganization); and upon any such dissolution or winding-up or liquidation or reorganization of the Company or bankruptcy, insolvency, receivership or other proceeding, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled, except for the provision of this Article 4, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities or by the

Trustee under this Indenture if received by them or it, directly to the holders of Senior Debt (pro rata to such holders on the basis of the respective amounts of Senior Debt held by such holders, or as otherwise required by law or a court order) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Debt may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Debt in full in cash, or other payment satisfactory to the holders of Senior Debt, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt, before any payment or distribution is made to the Holders of the Securities or to the Trustee.

For purposes of this Article 4, the words, “cash, property or securities” shall not be deemed to include shares of Capital Stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article 4 with respect to the Securities to the payment of all Senior Debt which may at the time be outstanding; provided that (i) the Senior Debt is assumed by the new corporation, if any, resulting from any reorganization or readjustment, and (ii) the rights of the holders of Senior Debt (other than leases which are not assumed by the Company or the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance, transfer or lease of all or substantially all its property to another corporation upon the terms and conditions provided for in Article 6 shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 4.02 if such other corporation shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions stated in Article 6.

If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Debt or their Representatives of such acceleration. The Company shall not pay the Securities until five days after the holders or Representatives for the holders of Senior Debt receive notice of the acceleration and after which the Company shall pay the Securities only if this Article 4 otherwise permits payment at that time.

In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities before all Senior Debt is paid in full, in cash or other payment satisfactory to the holders of Senior Debt, or provision is made for such payment thereof in accordance with its terms in cash or other payment satisfactory to the holders of Senior Debt, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Debt or their Representative or Representatives, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full, in cash or other payment satisfactory to the holders of Senior Debt or their Representative, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt.

Nothing in this Section 4.02 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.10 and Section 8.07. This Section 4.02 shall be subject to the further provisions of Section 4.05.

Section 4.03. Subrogation of Securities. Subject to the payment in full, in cash or other payment satisfactory to the holders of Senior Debt, of all Senior Debt, the rights of the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Article 4 (equally and ratably with the holders of all Senior Subordinated Debt) to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until the principal, interest or Additional Interest, if any, on the Securities shall be paid in full in cash or other payment satisfactory to the holders of Securities; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article 4, and no payment over pursuant to the provisions of this Article 4, to or for the benefit of the holders of Senior Debt by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of Senior Debt, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Debt; and no payments or distributions of cash, property or securities to or for the benefit of the Holders of the Securities pursuant to the subrogation provisions of this Article 4, which would otherwise have been paid to the holders of Senior Debt shall be deemed to be a payment by the Company to or for the account of the Securities. It is understood that the provisions of this Article 4 are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Debt, on the other hand.

Nothing contained in this Article 4 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Debt, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, interest or Additional Interest, if any, on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 4 of the holders of Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

Upon any payment or distribution of assets of the Company referred to in this Article 4, the Trustee, subject to the provisions of Section 8.01, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon and all other facts pertinent thereto or to this Article 4.

Section 4.04. Authorization to Effect Subordination. Each Holder of a Security by the Holder’s acceptance thereof authorizes and directs the Trustee on the Holder’s behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 4 and appoints the Trustee to act as the Holder’s attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 4.03 hereof at least 30 days before the expiration of the time to file such claim, the holders of any Senior Debt or their representatives are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Securities.

Section 4.05. Notice to Trustee. The Company shall give prompt written notice in the form of an Officers’ Certificate to a Responsible Officer of the Trustee and to any Paying Agent of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee or any Paying Agent in respect of the Securities pursuant to the provisions of this Article 4. Notwithstanding the provisions of this Article 4 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article 4, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office from the Company (in the form of an Officers’ Certificate) or a Representative or a Holder or Holders of Senior Debt or from any trustee thereof; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 8.01, shall be entitled in all respects to assume that no such facts exist; provided that, if on a date not less than two Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of, interest or Additional Interest, if any, on any Security) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 4.05, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Notwithstanding anything in this Article 4 to the contrary, nothing shall prevent any payment by the Trustee to the Holders of monies deposited with it pursuant to Article 9, and any such payment shall not be subject to the provisions of this Article 4.

The Trustee, subject to the provisions of Section 8.01, shall be entitled to rely on the delivery to it of a written notice by a Representative or a person representing himself to be a holder of Senior Debt (or a trustee on behalf of such holder) to establish that such notice has been given by a Representative or a holder of Senior Debt. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article 4, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 4, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 4.06. Trustee’s Relation to Senior Debt. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article 4 in respect of any Senior Debt at any time held by it, to the same extent as any other holder of Senior Debt, and nothing in Section 8.11 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 4, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and, subject to the provisions of Section 8.01, the Trustee shall not be liable to any holder of Senior Debt if it shall pay over or deliver to Holders of Securities, the Company or any other Person money or assets to which any holder of Senior Debt shall be entitled by virtue of this Article 4 or otherwise.

Section 4.07. No Impairment of Subordination. No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

Section 4.08. Certain Conversions Not Deemed Payment. For the purposes of this Article 4 only, the issuance and delivery of junior securities upon conversion of Securities in accordance with Article 11 shall not be deemed to constitute a payment or distribution on account of the principal of such Security or interest. For the purposes of this Section 4.08, the term “junior securities” means (a) shares of any Capital Stock of any class of the Company, or (b) securities of the Company which are subordinated in right of payment to all Senior Debt that may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article 4 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Debt and the Holders, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article 11.

Section 4.09. Article Applicable to Paying Agents. If at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term “Trustee” as used in this Article shall (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that the first paragraph of Section 4.05 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

Section 4.10. Senior Debt Entitled to Rely. The holders of Senior Debt (including, without limitation, Designated Senior Debt) shall have the right to rely upon this Article 4, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.

ARTICLE 5

COVENANTS

Section 5.01. Payment of Securities. The Company shall promptly make all payments in respect of the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture. Any amounts of cash in immediately available funds to be given to the Trustee or Paying Agent, shall be deposited with the Trustee or Paying Agent by 10:00 a.m., New York City time, by the Company. The principal amount of, and Interest and Additional Interest, if any, on the Securities, and the Redemption Price, Repurchase Price and the Designated Event Repurchase Price shall be considered paid on the applicable date due if on such date (or, in the case of a Repurchase Price or a Designated Event Repurchase Price, on the Business Day immediately following the applicable Repurchase Date or Designated Event Repurchase Date, as the case may be) the Trustee or the Paying Agent holds, in accordance with this Indenture, cash sufficient to pay all such amounts then due.

Section 5.02. SEC and Other Reports. The Company shall file with the Trustee, within 15 days after it files such annual and quarterly reports, information, documents and other reports with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company shall comply with the other provisions of TIA Section 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely conclusively on Officers’ Certificates).

Section 5.03. Compliance Certificate. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending December 31, 2005) an Officers’ Certificate, stating whether or not to the knowledge of the signers thereof, the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge and otherwise comply with Section 314(a)(4) of the TIA.

The Company shall, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon any executive officer of the Company becoming aware of any default or Event of Default in respect of the performance or observance of any covenant, agreement or condition contained in this Indenture or the Securities, but in any event not later than twenty Business Days after the occurrence thereof, an Officers’ Certificate specifying such default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

Section 5.04. Further Instruments and Acts. The Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

Section 5.05. Maintenance of Office or Agency. The Company will maintain in New York, New York, an office or agency of the Trustee, Registrar, Paying Agent and Conversion Agent where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange, purchase, redemption or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office shall initially be such office or agency for all of the aforesaid purposes. The Company shall give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency (other than a change in the location of the office of the Trustee). If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 13.02.

The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in New York, New York, for such purposes.

Section 5.06. Delivery of Certain Information. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder or any beneficial owner of Securities or holder or beneficial owner of shares of Common Stock issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or any beneficial owner of Securities or holder or beneficial owner of shares of Common Stock, or to a prospective purchaser of any such security designated by any such holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act in connection with the resale of any such security. “Rule 144A Information” shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act. Whether a person is a beneficial owner shall be determined by the Company to the Company’s reasonable satisfaction.

Section 5.07. Additional Interest Notice. In the event that the Company is required to pay Additional Interest to holders of Securities pursuant to the Registration Rights Agreement, the Company will provide written notice (the “Additional Interest Notice”) to the Trustee of its obligation to pay Additional Interest prior to the Interest Record Date for the Interest Payment Date on which Additional Interest will be paid, and the Additional Interest Notice shall set forth the amount of Additional Interest to be paid by the Company on such Interest Payment Date. The Trustee shall not at any time be under any duty to any holder of Securities to determine the Additional Interest, or with respect to the nature, extent or calculation of the amount of Additional Interest when made, or with respect to the method employed in such calculation of the Additional Interest.

ARTICLE 6

SUCCESSOR PERSON

Section 6.01. When Company May Merger or Transfer Assets. The Company shall not consolidate with or merge with or into any other Person or convey, transfer, sell, lease or otherwise dispose of all or substantially all of its properties and assets to any Person, unless:

(a) either (i) the Company shall be the continuing corporation or (ii) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer, sale, lease or other disposition all or substantially all of the properties and assets of the Company (A) shall be organized and validly existing under the laws of the United States or any State thereof or the District of Columbia and (B) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all of the obligations of the Company under the Securities and this Indenture;

(b) if as a result of such transaction the Securities become convertible into common stock or other securities issued by any other Person, such Person fully and unconditionally guarantees all of the obligations of the Company or such successor under the Securities and the Indenture;

(c) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

(d) the Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article 6 and that all conditions precedent herein provided for relating to such transaction have been satisfied.

The successor Person formed by such consolidation or into which the Company is merged or the successor Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, except in the case of a lease and obligations the Company may have under a supplemental indenture, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities. Subject to Section 10.06, the Company, the Trustee and the successor Person shall enter into a supplemental indenture to evidence the succession and substitution of such successor Person and such discharge and release of the Company.

ARTICLE 7

DEFAULTS AND REMEDIES

Section 7.01. Events and Defaults. So long as any Securities are outstanding, each of the following shall be an “Event of Default”:

(a) following the exercise by the Holder of the right to convert a Security in accordance with Article 11 hereof, the Company (x) fails to deliver the cash, shares of Common Stock, or (y) the required combination of cash and shares of Common Stock required to be delivered as part of the applicable Conversion Settlement Distribution when required;

(b) the Company defaults in its obligation to repurchase any Security, or any portion thereof, upon the exercise by the Holder of such Holder’s right to require the Company to purchase such Securities pursuant to and in accordance with Section 3.07 or 3.08 hereof;

(c) the Company defaults in its obligation to redeem any Security, or any portion thereof, called for redemption by the Company pursuant to and in accordance with Section 3.01 hereof;

(d) the Company defaults in the payment of the principal amount of any Security when the same becomes due and payable at its Stated Maturity;

(e) the Company defaults in the payment with respect to any Security of any Interest or Additional Interest, when due and payable, and continuance of such default for a period of 30 days past the applicable due date;

(f) the Company fails to provide a Designated Event Repurchase Notice or notice of the Effective Date of a Change of Control when due and such failure continues for 5 days after such notice was due;

(g) the Company fails to comply with any of the terms, agreements or covenants of the Company in the Securities or this Indenture (other than those referred to in clause (a) through clause (f) above) and such failure continues for 60 days after receipt by the Company of a Notice of Default;

(h) a failure to pay when due at maturity or a default, event of default or other similar condition or event (however described) that results in the acceleration of maturity of any indebtedness of the Company or any Designated Subsidiary in an aggregate amount of $25 million or more, unless the acceleration is rescinded, stayed or annulled within 30 days after receipt by the Company of a Notice of Default;

(i) the entry by a court having jurisdiction in the premise of (A) a decree or order for relief in respect of the Company, any Designated Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Designated Subsidiary, a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Designated Subsidiary under any applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order described in Clause (A) or (B) above unstayed and in effect for a period of 90 consecutive days; and

(j) the commencement by the Company, any Designated Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Designated Subsidiary to the entry of a decree or order for relief in respect of the Company or any Designated Subsidiary in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company or any Designated Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by the Company to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by the Company or any Designated Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Designated Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Designated Subsidiary expressly in furtherance of any such action.

For the avoidance of doubt, clause (g) or (h) above shall not constitute an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding notify the Company and the Trustee, of such default and the Company does not cure such default (and such default is not waived) within the time specified in clause (g) or (h) above, as applicable, after actual receipt of such notice. Any such notice must specify the default, demand that it be remedied and state that such notice is a “Notice of Default.”

The Trustee shall, within 90 days of the occurrence of an Event of Default known to it, give to the Holders of the Securities notice of all uncured Events of Defaults known to it and written notice of any event which, with the giving of notice or the lapse of time, or both, would become an Event of Default, its status and what action the Company is taking or proposes to take with respect thereto; provided, however, that the Trustee shall be protected in withholding such notice if it, in good faith, determines that the withholding of such notice is in the best interest of such Holders, except in the case of an Event of Default specified in clauses (a) through (e) of this Section 7.01.

Section 7.02. Acceleration. If an Event of Default (other than an Event of Default specified in Section 7.01(i) or 7.01(j)) occurs and is continuing (the default not having been cured or waived), the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding by notice to the Company and the Trustee, may declare the principal amount of the Securities and any accrued and unpaid Interest and accrued and unpaid Additional Interest, if any, on all the Securities through the date of acceleration to be immediately due and payable. Upon such a declaration, such accelerated amount shall be due and payable immediately. If an Event of Default specified in Section 7.01(i) or 7.01(j) occurs and is continuing, the principal amount of the Securities and any accrued and unpaid Interest and accrued and unpaid Additional Interest, if any, on all the Securities through the date of acceleration shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder) may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the principal amount of the Securities and any accrued and unpaid Interest and accrued and unpaid Additional Interest, if any, that have become due solely as a result of acceleration. No such rescission shall affect any subsequent Event of Default or impair any right consequent thereto.

Section 7.03. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of the principal amount of the Securities and any accrued and unpaid Interest and accrued and unpaid Additional Interest, if any, on the Securities and any and all amounts due and owing to the Trustee under Section 8.07 or to enforce the performance of any provision of the Securities or this Indenture.

The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

Section 7.04. Waiver of Past Defaults. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder), may waive an existing or past Event of Default and its consequences except (a) an Event of Default described in Section 7.01 clauses (a) through (e) or (b) an Event of Default in respect of a provision that under Section 10.02 cannot be amended without the consent of the holder of each outstanding Security. When an Event of Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Event of Default or impair any consequent right. This Section 7.04 shall be in lieu of Section 316(a)1(B) of the TIA and such Section 316(a)1(B) is hereby expressly excluded from this Indenture, as permitted by the TIA.

Section 7.05. Control by Majority. The Holders of a majority in aggregate principal amount of Securities at the time outstanding may direct, through the written consent of such Holders, the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee with respect to the Securities. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. This Section 7.05 shall be in lieu of Section 316(a)1(A) of the TIA and such Section 316(a)1(A) is hereby expressly excluded from this Indenture, as permitted by the TIA.

Section 7.06. Limitation on Suits. A holder of Securities may not pursue any remedy with respect to this Indenture or the Securities, except in the case of an Event of Default specified in Section 7.01 clauses (a) through (e), unless:

(a) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

(b) the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding make a written request to the Trustee to pursue the remedy;

(c) such Holder or Holders offer to the Trustee security or indemnity satisfactory to the Trustee against any loss, liability or expense;

(d) the Trustee does not comply with the request within 60 days after receipt of such request and offer of security or indemnity; and

(e) the Holders of a majority in aggregate principal amount of the Securities at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder.

Section 7.07. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of the principal amount of the Securities and any accrued and unpaid Interest and accrued and unpaid Additional Interest, if any, in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities or any Redemption Date, Repurchase Date or Designated Event Repurchase Date, and to convert the Securities in accordance with Article 11, or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, shall not be impaired or affected adversely without the consent of such Holder.

Section 7.08. Collection Suit by Trustee. If an Event of Default described in Section 7.01 clauses (a) through (e) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to the Securities and the amounts provided for in Section 8.07.

Section 7.09. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal amount of the Securities and any accrued and unpaid Interest and accrued and unpaid Additional Interest, if any, in respect of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole principal amount of the Securities and any accrued and unpaid Interest and accrued and unpaid Additional Interest, if any, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel or any other amounts due the Trustee under Section 8.07) and of the Holders allowed in such judicial proceeding, and

(b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian,

receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.07.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 7.10. Priorities. Any money collected by the Trustee pursuant to this Article 7, and, after an Event of Default, any money or other property distributable in respect of the Company’s obligations under this Indenture, shall be paid out in the following order:

FIRST: to the Trustee (including any predecessor Trustee) for amounts due under Section 8.07;

SECOND: to the holders of Senior Debt to the extent required by Article 4;

THIRD: to Securityholders for amounts due and unpaid on the Securities for the principal amount of the Securities and any accrued and unpaid Interest and accrued and unpaid Additional Interest, if any, as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

FOURTH: the balance, if any, to the Company.

The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 7.10. At least 15 days before such record date, the Trustee shall mail to each Securityholder and the Company a notice that states the record date, the payment date and the amount to be paid.

Section 7.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 7.11 does not apply to a suit by the Trustee.

Section 7.12. Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal amount of the Securities and any accrued and unpaid Interest and accrued and unpaid Additional Interest, if any, on Securities, as contemplated herein, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE 8

TRUSTEE

Section 8.01. Duties of Trustee.

(a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(b) Except during the continuance of an Event of Default:

(i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied duties shall be read into this Indenture against the Trustee; and

(ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture, but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein.

(c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i) this Section (c) does not limit the effect of Section 8.01(b) and Section 8.01(g);

(ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

(iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 7.05.

(d) Every provision of this Indenture that in any way relates to the Trustee is subject to this Section 8.01.

(e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

(f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee (acting in any capacity hereunder) shall be under no liability for interest on any money received by it hereunder unless otherwise agreed in writing with the Company.

(g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 8.02. Rights of Trustee. Subject to the provisions of Section 8.01:

(a) the Trustee may conclusively rely, and shall be fully protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers’ Certificate;

(c) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(d) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith which it believes to be authorized or within its rights or powers conferred under this Indenture;

(e) the Trustee may consult with counsel selected by it and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(f) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

(g) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(h) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

(i) the Trustee shall not be deemed to have notice or be charged with knowledge of any default or Event of Default for which it is acting as Trustee unless written notice of such default or Event of Default, as the case may be, is received by the Trustee at the Corporate Trust Office of the Trustee from the Company, any other obligor upon such Securities or by any Holder of such Securities, and such notice references the Securities and this Indenture;

(j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder;

(k) the Trustee may request that the Company deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which

Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;

(l) the permissive right of the Trustee to take or refrain from taking any actions enumerated in this Indenture shall not be construed as a duty;

(m) the Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions or loss or malfunctions of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action; and

(n) anything in this Indenture notwithstanding, in no event shall the Trustee be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to loss of profit), even if the Company has been advised as to the likelihood of such loss or damage and regardless of the form of action.

Section 8.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, Conversion Agent or co-registrar may do the same with like rights. However, the Trustee must comply with Sections 8.10 and 8.11.

Section 8.04. Trustee’s Disclaimer. The Trustee makes no representation as to and shall have no responsibility for the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company’s use or application by the Company of the Securities or of the proceeds from the Securities, it shall not be responsible for the correctness of any recital contained herein or for any statement in the registration statement for the Securities under the Securities Act or in any offering document for the Securities, the Indenture or the Securities (other than its certificate of authentication), or the determination as to which beneficial owners are entitled to receive any notices hereunder.

Section 8.05. Notice of Defaults. If a default or Event of Default occurs and if it is known to the Trustee, the Trustee shall give to each Securityholder notice of the default or Event of Default within 90 days after it occurs or, if later, within 15 days after it is known to the Trustee, unless such default or Event of Default shall have been cured or waived before the giving of such notice. Notwithstanding the preceding sentence, except in the case of a default or Event of Default described in Section 7.01 clauses (a) through (e), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interest of the Securityholders. The preceding sentence shall be in lieu of the proviso to Section 315(b) of the TIA and such proviso is hereby expressly excluded from this Indenture, as permitted by the TIA.

Section 8.06. Reports by Trustee to Holders. Within 75 days after each December 31 beginning with December 31, 2005, the Trustee shall mail to each Securityholder a brief report dated as of such December 31 that complies with TIA Section 313(a), if required by such Section 313(a). The Trustee also shall comply with TIA Section 313(b). Any reports required by this Section 8.06 shall be transmitted by mail to Securityholders pursuant to TIA Section 313(c).

A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each securities exchange, if any, on which the Securities are listed. The Company agrees to notify the Trustee promptly whenever the Securities become listed on any securities exchange and of any delisting thereof.

Section 8.07. Compensation and Indemnity. The Company agrees:

(a) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited (to the extent permitted by law) by any provision of law in regard to the compensation of a trustee of an express trust);

(b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as shall be determined to have been caused by its own negligence or willful misconduct; and

(c) to indemnify the Trustee or any predecessor Trustee and their agents for, and to hold them harmless against, any loss, damage, claim, liability, cost or expense (including reasonable attorney’s fees and expenses, and taxes (other than taxes based upon, measured by or determined by the income of the Trustee)) incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

To secure the Company’s payment obligations in this Section 8.07, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay the principal amount of, or the Redemption Price, Repurchase Price, Designated Event Repurchase Price, Interest or Additional Interest, if any, as the case may be, on particular Securities.

The Company’s payment, reimbursement and indemnity obligations and the lien pursuant to this Section 8.07 shall survive the satisfaction and discharge of this Indenture, the resignation or removal of the Trustee, and the termination of this Indenture for any reason. In addition to and without prejudice to its rights hereunder, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 7.01(i) or 7.01(j), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or similar law.

For the purposes of this Section 8.07, the “Trustee” shall include any predecessor Trustee; provided, however, that the gross negligence, negligence, willful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

Section 8.08. Replacement of Trustee. The Trustee may resign at any time by so notifying the Company; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 8.08. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding may remove the Trustee by so notifying the Trustee and the Company in writing. The Company shall remove the Trustee if:

(a) the Trustee fails to comply with Section 8.10;

(b) the Trustee is adjudged bankrupt or insolvent;

(c) a receiver or public officer takes charge of the Trustee or its property; or

(d) the Trustee otherwise becomes incapable of acting.

If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason with respect to the Securities, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee.

A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company satisfactory in form and substance to the retiring Trustee and the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee for the benefit of the Securities to the successor Trustee, subject to the lien provided for in Section 8.07.

If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate principal amount of the Securities at the time outstanding may petition any court of competent jurisdiction at the expense of the Company for the appointment of a successor Trustee.

If the Trustee fails to comply with Section 8.10, any Holder of Securities may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

If there are two or more Trustees at any time under this Indenture, each will be the Trustee of a separate trust held under this Indenture for the benefit of the Securities for which it is acting as Trustee and the rights and obligations of each Trustee will be determined as if it were acting under a separate indenture.

So long as no event which is, or after notice or lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, if the Company shall have delivered to the Trustee (i) a Board Resolution appointing a successor Trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor Trustee in accordance with this Indenture, the Trustee shall be deemed to have resigned as contemplated in this Section 8.08, the successor Trustee shall be deemed to have been accepted as contemplated in this Indenture, all of such date, and all other provisions of this Indenture shall be applicable to such resignation, appointment and acceptance.

Section 8.09. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another Person, the resulting, surviving or transferee Person without any further act shall be the successor Trustee, if such other Person is otherwise eligible hereunder.

Section 8.10. Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA Sections 310(a)(1) and 310(b). The Trustee (or its parent holding company) shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. Nothing herein contained shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA Section 310(b).

Section 8.11. Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

ARTICLE 9

DISCHARGE OF INDENTURE

Section 9.01. Discharge of Liability on Securities. When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced or repaid pursuant to Section 2.07) for cancellation or (ii) all outstanding Securities have become due and payable and the Company deposits with the Trustee cash sufficient to pay all amounts due and owing on all outstanding Securities (other than Securities replaced pursuant to Section 2.07), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 8.07, cease to be of further effect. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers’ Certificate and Opinion of Counsel and at the cost and expense of the Company.

Section 9.02. Repayment to the Company. The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable abandoned property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person and the Trustee and the Paying Agent shall have no further liability to the Securityholders with respect to such money or securities for that period commencing after the return thereof.

Section 9.03. Application of Trust Money. The Trustee shall hold in trust all money and other consideration deposited with it pursuant to Section 9.01 and shall apply such deposited money and other consideration through the Paying Agent and in accordance with this Indenture to the payment of amounts due on the Securities. Money and other consideration so held in trust is subject to the Trustee’s rights under Section 8.07.

ARTICLE 10

AMENDMENTS

Section 10.01. Without Consent of Holders. The Company and the Trustee may amend this Indenture (including the terms and conditions of the Securities) or the Securities without the consent of any Securityholder to:

(a) add to the covenants of the Company or the Events of Default for the benefit of the Holders of Securities;

(b) surrender any right or power herein conferred upon the Company;

(c) provide for conversion rights of Holders of the Securities if any reclassification or change of the Common Stock or any consolidation, merger or sale of all or substantially all of the Company’s assets occurs;

(d) provide for the assumption of the Company’s obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Article 6 hereof;

(e) increase the Conversion Rate; provided, however, that such increase in the Conversion Rate shall not adversely affect the interests of the Holders of the Securities in any material respect;

(f) comply with the requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

(g) reflect the Company’s exercise of the Irrevocable Cash Election pursuant to Section 11.03(c) hereof, to the extent deemed necessary or desirable by the Company to do so;

(h) make any changes or modifications necessary in connection with the registration of the Securities under the Securities Act as contemplated in the Registration Rights Agreement; provided that such change or modification does not in the good faith opinion of the Board of Directors and the Trustee adversely affect the interests of the Holders of Securities in any material respect;

(i) cure any ambiguity or correct any inconsistency or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective; provided, however, that any such modification or amendment does not in the good faith opinion of the Board of Directors adversely affect the interests of the Holders of Securities in any material respect; provided further that any such cure, correction or supplement made solely to conform the provisions of this Indenture to the “Description of the Debentures” in the Private Placement Memorandum relating to the Securities will not be deemed to adversely affect the interests of the Holders of Securities;

(j) evidence and provide for the acceptance of the appointment under this Indenture of a successor Trustee in accordance with the terms of this Indenture;

(k) add or modify any other provisions herein with respect to matters or questions arising hereunder that the Company may deem necessary or desirable and that will not adversely affect the interests of the Holders of Securities; provided that any addition or modification made solely to conform the provisions of this Indenture to the “Description of the Debentures” in the Private Placement Memorandum relating to the Securities will not be deemed to adversely affect the interests of the Holders of the Securities.

Section 10.02. With Consent of Holders. Except as provided below in this Section 10.02, this Indenture (including the terms and conditions of the Securities) or the Securities may be amended, modified or supplemented, and noncompliance in any particular instance with any provision of this Indenture or the Securities may be waived, in each case with the written consent of the Holders of at least a majority of the principal amount of the Securities at the time outstanding.

Without the written consent or the affirmative vote of each Holder of Securities affected thereby, an amendment, supplement or waiver under this Section 10.02 may not:

(a) change the maturity of any Security, or the payment date of any installment of Interest or Additional Interest payable on any Security;

(b) reduce the principal amount of, or the Interest or Additional Interest, payable on, or the Redemption Price, Repurchase Price or Designated Event Repurchase Price of, any Security;

(c) impair or adversely affect the conversion rights of any Holder of Securities or reduce the number of shares of Common Stock of the Company or any other property receivable upon conversion;

(d) change the currency of payment of such Securities or Interest or Additional Interest thereon;

(e) alter the manner of calculation or rate of accrual of Interest or Additional Interest on any Security, or extend the time for payment of any such amounts;

(f) impair the right of any Holder to institute suit for the enforcement of any payment on or with respect to, or conversion of, any Security;

(g) adversely affect the repurchase right of the Holders of the Securities as provided in Section 3.07 or Section 3.08 (including after a Designated Event), except as otherwise permitted pursuant to Article 6 or Section 11.05 hereof;

(h) modify the provisions of Sections 3.01, 3.02, 3.03, 3.04, 3.05 or 3.06 in a manner adverse to the Holders of the Securities;

(i) reduce the percentage in the aggregate principal amount of the Securities then outstanding required to amend, modify or supplement this Indenture or the Security or waive a prior Event of Default; or

(j) reduce the percentage in the aggregate principal amount of the Securities then outstanding the consent of whose Holders is required for any other waiver provided for in this Indenture.

It shall not be necessary for the consent of the Holders under this Section 10.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

After an amendment under this Section 10.02 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment. The failure to give such notice to each Holder, or any defect therein, shall not impair or affect the validity of an amendment under this Section 10.02.

Nothing in this Section 10.02 shall impair the ability of the Company and the Trustee to amend this Indenture or the Securities without the consent of any Securityholder to provide for the assumption of the Company’s obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Article 6 hereof; provided that the ability of the Company and the Trustee to amend this Indenture or the Securities is subject to the requirements set forth in Section 4.10 that no amendment or modification of the provisions of Article 4 shall diminish the rights of the holders of Senior Debt unless such holders shall have agreed in writing thereto.

Section 10.03. Compliance with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall comply with the TIA as then in effect.

Section 10.04. Revocation and Effect of Consents; Waivers and Actions. Until an amendment, waiver or other action by Holders becomes effective, a consent thereto by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder’s Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder’s Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Holder of such Security.

Section 10.05. Notice of Amendments; Notation on or Exchange of Securities. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Company, bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities.

After any amendment under this Article becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Article.

Section 10.06. Trustee to Sign Supplemental Indentures. The Trustee shall sign any supplemental indenture authorized pursuant to this Article 10 if the amendment contained therein does not affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign such supplemental indenture. In signing such supplemental indenture the Trustee shall receive, and (subject to the provisions of Section 8.01) shall be fully protected in relying upon, an Officers’ Certificate and an Opinion of Counsel stating that such supplemental indenture is authorized or permitted by this Indenture.

Section 10.07. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

ARTICLE 11

CONVERSIONS

Section 11.01. Conversion Privilege.

(a) Subject to and upon compliance with the provisions of this Article 11 (including without limitation the Company’s right, in its sole and absolute discretion, to satisfy its Conversion Obligation in any manner permitted pursuant to Section 11.03), a Holder of a Security shall have the right, at such Holder’s option, to convert all or any portion (if the portion to be converted is $1,000 principal amount or an integral multiple thereof) of such Security at any time prior to the close of business on the Business Day immediately preceding the Stated Maturity at the Conversion Rate (the “Conversion Obligation”) in effect on the date of conversion.

(b) If the Effective Date or anticipated effective date of a transaction described in clause (3) of the definition of Change of Control occurs on or prior to April 15, 2009, Holders that surrender their Debentures for conversion at any time from and after the date that is 15 days prior to the date announced by the Company as the anticipated effective date of such transaction until 15 days after the Effective Date of the transaction or, if such transaction also results in a Designated Event, until the Designated Event Repurchase Date, shall be entitled to receive, in addition to a number of shares of Common Stock equal to the

Conversion Rate per $1,000 principal amount of Securities, subject to the Company’s payment elections as described in Section 11.03, an additional number of shares of Common Stock (the “Additional Shares”) as described below; provided that if the Stock Price is greater than $70.00 or less than $5.28 (subject in each case to adjustment as described below), the number of Additional Shares shall be zero. The Company shall notify Holders and a Responsible Officer of the Trustee at the same time the Company publicly announces such transaction (but in no event less than 20 days prior to the anticipated effective date of such transaction) and shall notify the Holders and a Responsible Officer of the Trustee of the actual Effective Date of such transaction within ten days thereof.

The number of Additional Shares will be determined by reference to the tables attached as Schedule A hereto, based on the Effective Date of such Change of Control transaction and the Stock Price; provided that if the Stock Price is between two Stock Price amounts in the table or such Effective Date is between two Effective Dates in such table, the number of Additional Shares will be determined by a straight-line interpolation between the number of Additional Shares set forth for the higher and lower Stock Price amounts and the two effective dates, as applicable, based on a 365-day year.

The Stock Prices set forth in the first row of the table in Schedule A hereto will be adjusted as of any date on which the Conversion Rate of the Debentures is adjusted. The adjusted Stock Prices will equal the Stock Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to the adjustment giving rise to the Stock Price adjustment and the denominator of which is the Conversion Rate as so adjusted. The number of Additional Shares will be adjusted in the same manner as the Conversion Rate as set forth Section 11.04.

Notwithstanding the foregoing, in no event will the total number of shares of Common Stock issuable upon conversion exceed 189.3939 per $1,000 principal amount of Securities, subject to adjustments in the same manner as the Conversion Rate as set forth in Section 11.04.

The Company shall deliver the required Additional Shares to the Holders who elect to convert their Securities on the later of (i) five Business Days following the Effective Date and (ii) the Conversion Settlement Date for those Securities.

(c) Notwithstanding the provisions of Section 11.01(b), in the case of a Public Acquirer Change of Control, the Company may, in lieu of increasing the Conversion Rate by Additional Shares as described in Section 11.01(b), elect to adjust the Conversion Rate as follows. The Conversion Rate on and following the Effective Date of such Public Acquirer Change of Control shall be a number of shares of Acquirer Common Stock equal to the product of:

(i) the Conversion Rate in effect immediately prior to the Effective Date of such Public Acquirer Change of Control, times

(ii) the average of the quotients obtained, for each Trading Day in the five consecutive Trading Day period ending on the Trading Day immediately preceding the Effective Date of such Public Acquirer Change of Control (the “Valuation Period”), of:

(A) the Acquisition Value of the Common Stock on each such Trading Day in the Valuation Period, divided by

(B) the Last Reported Sale Price of the Acquirer Common Stock on each such Trading Day in the Valuation Period.

If the Company elects to adjust the Conversion Rate as described in this Section 11.01(c), from and after the Effective Date of such Public Acquirer Change of Control, Holders of the Securities will be entitled to convert their Securities into a number of shares of Public Acquirer Common Stock based on the Conversion Rate as so adjusted, and Holders will not be entitled to the Additional Shares pursuant to Section 11.03(c) as a result of such Public Acquirer Change of Control.

The “Acquisition Value” with respect to the Common Stock means, for each Trading Day in the Valuation Period with respect to a Public Acquirer Change of Control, the value of the consideration paid per share of Common Stock in connection with such Public Acquirer Change of Control, as follows: (i) for any cash, 100% of the face amount of such cash; (ii) for any Acquirer Common Stock, 100% of the Last Reported Sale Price of such Acquirer Common Stock on each such Trading Day; and (iii) for any other securities, assets or property, 100% of the fair market value of such security, asset or property on each such Trading Day, as determined by the Board of Directors.

A “Public Acquirer Change of Control” means any transaction described under clause (3) of the definition of Change of Control and the acquirer (or any entity that is a directly or indirectly wholly-owned Subsidiary of the acquirer or of which the acquirer is a directly or indirectly wholly-owned Subsidiary) has a class of common stock traded on a national securities exchange or quoted on the Nasdaq National Market or which will be so traded or quoted when issued or exchanged in connection with such Change of Control (the “Public Acquirer Common Stock”).

If the Company elects to adjust the Conversion Rate and the related Conversion Obligation as described in this Section 11.01(c), the Company, or the acquiring or surviving Person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing for such adjustment to the Conversion Rate and the Conversion Obligation. Such

supplemental indenture shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 11. The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder of Debentures, at its address appearing on the Security register provided for in Section 2.03 of this Indenture, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture. The Company shall also notify Holders of its election in its notice to holders pursuant to Section 11.01(b) above.

Section 11.02. Conversion Procedure; Conversion Rate; Fractional Shares.

(a) Subject to Section 11.01 and the Company’s rights under Section 11.03, each Security shall be convertible at the office of the Conversion Agent into fully paid and nonassessable shares (calculated to the nearest 1/100th of a share) of Common Stock. The rate at which Securities shall be convertible (the “Conversion Rate”) shall be initially 151.5151 shares of Common Stock for each $1,000 principal amount of Securities. The Conversion Rate shall be adjusted in certain instances as provided in Section 11.04 hereof, but shall not be adjusted for any accrued and unpaid Interest or Additional Interest, if any. Upon conversion, no payment shall be made by the Company with respect to any accrued and unpaid Interest. Instead, such amount shall be deemed paid by the applicable Conversion Settlement Distribution delivered upon conversion of any Security. In addition, no payment or adjustment shall be made in respect of dividends on the Common Stock with a record date prior to the Conversion Date. Notwithstanding the foregoing, upon conversion a Holder shall receive any accrued and unpaid Additional Interest to the Conversion Date. The Company shall not issue any fraction of a share of Common Stock in connection with any conversion of Securities, but instead shall, subject to Section 11.04 hereof, make a cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the Conversion Date.

(b) Before any Holder of a Security shall be entitled to convert the same into Common Stock, such Holder shall (1) in the case of Global Securities, comply with the procedures of the Depositary in effect at that time and furnish appropriate endorsement and transfer documents, and (2) in the case of Certificated Securities, surrender such Securities, duly endorsed to the Company or in blank (and accompanied by appropriate endorsement and transfer documents), at the office of the Conversion Agent, and give written notice to the Conversion Agent in the form on the reverse of such Certificated Security (or a facsimile thereof) (a “Notice of Conversion”) at said office or place that such Holder elects to convert the same and shall state in writing therein the principal amount of Securities to be converted and the name or names (with addresses) in which such Holder wishes the certificate or certificates for Common Stock included in the Conversion Settlement Distribution, if any, to be registered.

Before any such conversion, a Holder also shall pay all taxes or duties, if any, as provided in Section 11.06 and any amount payable pursuant to Section 11.02(g).

If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock, if any, that shall be deliverable upon conversion as part of the Conversion Settlement Distribution shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted thereby) so surrendered.

(c) A Security shall be deemed to have been converted immediately prior to the close of business on the date (the “Conversion Date”) that is the date the Holder has complied with Section 11.02(b). A converting Holder shall be deemed to be the holder of record of any Common Stock that is a component of the Conversion Settlement Distribution as of the later of (i) the Conversion Date, (ii) the expiration of the Cash Settlement Notice Period or (iii) if the Company has elected to deliver cash pursuant to Section 11.03, the final day of the Cash Settlement Averaging Period.

(d) Subject to the next succeeding sentence, the Company will, on the Conversion Settlement Date, (i) pay the cash component (including cash in lieu of any fraction of a share to which such Holder would otherwise be entitled), if any, of the Conversion Settlement Distribution determined pursuant to Section 11.03 to the Holder of a Security surrendered for conversion, or such Holder’s nominee or nominees, and (ii) issue, or cause to be issued, and deliver to the Conversion Agent or to such Holder, or such Holder’s nominee or nominees, certificates or a book-entry transfer through the Depositary for the number of full shares of Common Stock, if any, to which such Holder shall be entitled as part of such Conversion Settlement Distribution.

(e) In case any Security shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Security so surrendered, without charge to such Holder (subject to the provisions of Section 11.06 hereof), a new Security or Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Securities.

(f) By delivering the applicable Conversion Settlement Distribution upon conversion of any Security to the Conversion Agent or to the Holder or such Holder’s nominee or nominees, the Company will have satisfied in full its Conversion Obligation with respect to such Security, and upon such delivery accrued and unpaid Interest with respect to such Security will be deemed to be paid in full rather than canceled, extinguished or forfeited.

(g) If a Securityholder delivers a Notice of Conversion after the Interest Record Date for a payment of Interest but prior to the corresponding Interest Payment Date, such Securityholder must pay to the Company, at the time such

Securityholder surrenders Securities for conversion, an amount equal to the Interest excluding, for the avoidance of doubt, Additional Interest, if any, that has accrued and will be paid on the related Interest Payment Date. This Section 11.02(g) shall not apply to a Securityholder that converts Securities after an Interest Record Date for a payment of Interest but on or prior to the corresponding Interest Payment Date if (1) the Company has specified a Redemption Date during such period, (2) the Company has specified a Designated Event Repurchase Date during such period or (3) to the extent of any overdue Interest, if any overdue Interest exists at the time of conversion with respect to the Securities converted. Notwithstanding the foregoing, the Company shall refund any amount paid by a Securityholder pursuant to this Section 11.02(g) if the Cash Settlement Notice Period or, if the Company elects to pay cash in lieu of Common Stock pursuant to Section 11.03, the Cash Settlement Averaging Period, ends on or subsequent to the Interest Payment Date immediately following the date such Securityholder delivered a Notice of Conversion. Such refunded amount shall be paid on the Conversion Settlement Date.

Section 11.03. Payment of Cash in Lieu of Common Stock.

(a) If a Holder elects to convert all or any portion of a Security into shares of Common Stock as set forth in Section 11.01 and the Company receives such Holder’s Notice of Conversion on or prior to the day that is 20 calendar days prior to the Stated Maturity, or with respect to Securities converted in connection with a redemption pursuant to Section 3.01, the applicable Redemption Date (the “Final Notice Date”), the Company may choose to satisfy all or any portion of its Conversion Obligation in cash. Upon such election, the Company will notify such Holder through the Trustee of the dollar amount to be satisfied in cash (expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) at any time on or before the date that is three Business Days following the Company’s receipt of the Notice of Conversion as specified in Section 11.02 (such period, the “Cash Settlement Notice Period”). If the Company elects to pay cash for any portion of the shares otherwise issuable to the Holder, the Holder may retract the Notice of Conversion at any time during the two Business Day period beginning on the day after the final day of the Cash Settlement Notice Period (the “Conversion Retraction Period”); no such retraction can be made (and a Notice of Conversion shall be irrevocable) if the Company does not elect to deliver cash in lieu of shares of Common Stock (other than cash in lieu of fractional shares). With respect to any Notice of Conversion received by the Company prior to the Final Notice Date, the “Conversion Settlement Distribution” for any Security subject to such Notice of Conversion shall consist of cash, Common Stock or a combination thereof, as selected by the Company as set forth below (and any Additional Shares required to be delivered pursuant to Section 11.01(b) and any accrued and unpaid Additional Interest):

(i) if the Company elects to satisfy the entire Conversion Obligation in shares of Common Stock, the Conversion Settlement Distribution shall be a number of shares equal to (1) the aggregate principal amount of the Securities to be converted divided by 1,000, multiplied by (2) the Conversion Rate;

(ii) if the Company elects to satisfy the entire Conversion Obligation in cash, the Conversion Settlement Distribution shall be cash in an amount equal to the product of:

(A) a number equal to the product of (x) the aggregate principal amount of Securities to be converted divided by 1,000 multiplied by (y) the Conversion Rate, and

(B) the average of the Last Reported Sale Price of the Common Stock for each Trading Day in the Cash Settlement Averaging Period; and

(iii) if the Company elects to satisfy a fixed portion (other than 100%) of the Conversion Obligation in cash, the Conversion Settlement Distribution shall consist of such cash amount (“Cash Amount”) and a number of shares equal to the greater of (1) zero and (2) the excess, if any, of the number of shares calculated as set forth in clause (i) above over the number of shares equal to the sum, for each day of the Cash Settlement Averaging Period, of (x) 10% of the Cash Amount, divided by (y) the Last Reported Sale Price of the Common Stock on such day.

(b) Prior to any Final Notice Date, the Company will notify the Trustee if it intends to satisfy all or any portion of the Conversion Obligation with respect to conversions of Securities for which the Company receives a Notice of Conversion after such Final Notice Date in cash and the dollar amount to be satisfied in cash (expressed either as 100% or a Cash Amount). In such case, such Notice of Conversion will not be retractable and the applicable Conversion Settlement Distribution will be computed in the same manner as set forth in clause (a) above except that the Cash Settlement Averaging Period shall be the 10 Trading Day period beginning on the Trading Day following the Company’s receipt of the Notice of Conversion. If the Company elects not to satisfy all or any portion of the Conversion Obligation in cash, then the Conversion Settlement Date will be the first Business Day following the Conversion Date.

(c) Notwithstanding anything to the contrary in this Indenture, at any time prior to Stated Maturity, the Company may irrevocably elect (the “Irrevocable Cash Election”), in its sole discretion without the consent of the Holders, by notice to the Trustee and the Holders, to satisfy the Conversion Obligation in cash up to 100% of the principal amount of the Securities converted after the date of such election, with the remainder of the Conversion Obligation to be satisfied in Common Stock. Settlement amounts shall be computed and settlement dates shall be determined in the same manner as set forth above under clause (a); provided that (i) the Company will not be required to make any further election or deliver any further notice; (ii) the Notice of Conversion will not be retractable; (iii) the Cash Settlement Averaging Period shall be the 10 Trading Days beginning on the first day following the Company’s receipt of the Notice of Conversion; and (iv) the Cash Amount shall be the lesser of (A) (x) the then current Conversion Rate multiplied by (y) the average of the Last Reported Sale Prices of the Common Stock during the Cash Settlement Averaging Period and (B) 100% of the principal amount of a Converted Security. For the avoidance of doubt, following any Irrevocable Cash Election by the Company, there will no longer be a Cash Settlement Notice Period or a Conversion Retraction Period.

Section 11.04. Adjustment of Each Conversion Rate. The Conversion Rate shall be adjusted (without duplication) from time to time by the Company as follows:

(a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, each Conversion Rate shall be increased so that the same shall equal the rate determined by dividing such Conversion Rate in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution by a fraction,

(i) the numerator of which shall be the number of shares of the Common Stock outstanding at the close of business on the date fixed for such determination; and

(ii) the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution,

such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. If any dividend or distribution of the type described in this Section 11.04(a) is declared but not so paid or made, each Conversion Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(b) In case the Company shall issue rights or warrants (other than pursuant to any dividend reinvestment or share purchase plan) to all holders of its outstanding shares of Common Stock entitling them (for a period expiring within 60 days after the date of such issuance) to subscribe for or purchase shares of Common Stock at a price per share less than the Last Reported Sale Price of the Common Stock on the date fixed for determination of stockholders entitled to receive such rights or warrants, each Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying such Conversion Rate in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction,

(i) the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the total number of additional shares of Common Stock offered for subscription or purchase, and

(ii) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date of issuance of such rights or warrants plus the number of shares that the aggregate offering price of the total number of shares so offered would purchase at such Last Reported Sale Price of the Common Stock.

Such adjustment shall be successively made whenever any such rights or warrants are issued, and shall become effective immediately after the opening of business on the day following the date of issuance of such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, each Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, each Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Last Reported Sale Price of the Common Stock, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors.

(c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, each Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, each Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

(d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of Capital Stock of the Company, debt securities, assets or rights or warrants to purchase securities of the Company (excluding (x) any dividend or distribution paid exclusively in cash or (y) any dividend, distribution or issuance referred to in Section 11.04(a) or (b)) (any of the foregoing hereinafter in this Section 10.04(d) called the “Distributed Assets”), then, in each such case, each Conversion Rate shall be adjusted so that the same shall be equal to the rate determined by multiplying such Conversion Rate in effect on the Record Date with respect to such distribution by a fraction,

(i) the numerator of which shall be the Current Market Price per share of the Common Stock on such Record Date; and

(ii) the denominator of which shall be the Current Market Price per share of the Common Stock on the Record Date minus the Fair Market Value, as determined in good faith by the Board of Directors, of the Distributed Assets applicable to one share of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following such Record Date; provided, however, that in the event (1) the then Fair Market Value (as so determined) of the portion of the Distributed Assets so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date or (2) the Current Market Price of the Common Stock on the Record Date exceeds the then Fair Market Value (as so determined) of the portion of the Distributed Assets so distributed applicable to one share of Common Stock by less than $1.00, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of Distributed Assets such holder would have received had such holder converted each Security on the Record Date assuming the Company did not elect to deliver cash upon conversion pursuant to Section 11.03. In the event that such dividend or distribution is not so paid or made, each Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company’s Capital Stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events (“Trigger Event”): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 11.04 (and no adjustment to each Conversion Rate under this Section 11.04 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to each Conversion Rate shall be made under this Section 11.04(d). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to each Conversion Rate under this Section 11.04 was made, (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, each Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants that shall have expired or been terminated without exercise by any holders thereof, each Conversion Rate shall be readjusted as if such rights and warrants had not been issued.

For purposes of this Section 11.04(d) and Sections 11.04(a) and (b), any dividend or distribution to which this Section 11.04(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of debt securities, assets or shares of capital stock other than such shares of Common Stock or rights or warrants (and any Conversion Rate adjustment required by this Section 11.04(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Rate adjustment required by Sections 11.04(a) and (b) with respect to such dividend or distribution shall then be made), except (A) the Record Date of such dividend or distribution shall be substituted as “the date fixed for the determination of stockholders entitled to receive such dividend or other distribution”, “the date fixed for the determination of stockholders entitled to receive such rights or warrants” and “the date fixed for such determination” within the meaning of Sections 11.04(a) and (b), and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed “outstanding at the close of business on the date fixed for such determination” within the meaning of Section 11.04(a).

If any Distributed Assets requiring any adjustment pursuant to this Section 11.04(d) consists of the Capital Stock of, or similar equity interests in, a Subsidiary or other business unit of the Company, each Conversion Rate in effect immediately before the close of business on the Record Date fixed for determination of shareholders entitled to receive the distribution shall instead be increased by multiplying such Conversion Rate then in effect by a fraction, (A) the numerator of which is the sum of (1) the average of the Last Reported Sale Prices of such distributed security for the 10 Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date on the NYSE or such other national or regional exchange or market on which the securities are then listed or quoted, plus (2) the average of the Last Reported Sale Prices of the Common Stock over the same Trading Day period and (B) the denominator of which is such average of the Last Reported Sale Prices of the Common Stock.

(e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (an “Extraordinary Cash Dividend”) (excluding any dividend or distribution in connection with the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary), then, in such case, each Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying such Conversion Rate in effect immediately prior to the close of business on the Record Date for such Extraordinary Cash Dividend by a fraction,

(i) the numerator of which shall be the Current Market Price of the Common Stock on such Record Date, and

(ii) the denominator of which shall be such Current Market Price of the Common Stock minus the amount of cash so distributed applicable to one share of Common Stock,

such adjustment to be effective immediately prior to the opening of business on the day following the Record Date; provided, however, that in the event the portion of cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of cash such holder would have received had such holder converted each Security on the Record Date assuming the Company did not elect to deliver cash upon conversion pursuant to Section 11.03. In the event that such dividend or distribution is not so paid or made, each Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(f) In case a tender or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a Fair Market Value (as determined in good faith by the Board of Directors) that as of the last time (the “Expiration Time”) tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) exceeds the Last Reported Sale Price of the Common Stock on the Trading Day next succeeding the Expiration Time, each Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying such Conversion Rate in effect immediately prior to the Expiration Time by a fraction

(i) the numerator of which shall be the sum of (x) the Fair Market Value (determined in good faith by the Board of Directors) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the “Purchased Shares”) and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Last Reported Sale Price of the Common Stock on the Trading Day next succeeding the Expiration Time, and

(ii) the denominator of which shall be the number of shares of Common Stock outstanding (including any Purchased Shares) at the Expiration Time multiplied by Last Reported Sale Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such adjustment to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, each Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made.

(g) In the event that a Person other than the Company or a Subsidiary of the Company makes a payment in respect of a tender offer or exchange offer with respect to which, as of the last time (the “Offer Expiration Time”), tenders or exchanges may be made pursuant to such offer, the Board of Directors is not recommending rejection of the offer, each Conversion Rate will be increased by multiplying such Conversion Rate in effect immediately prior to the Offer Expiration Time by a fraction:

(i) the numerator of which shall be the sum of (x) the Fair Market Value, as determined in good faith by the Board of Directors, of the aggregate consideration payable to the Company’s stockholders based on the acceptance of (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Offer Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the “Accepted Purchased Shares”) and (y) the product of the number of shares of the Company’s Common Stock outstanding less any such Purchased Shares and the Last Reported Sale Price of the Common Stock on the Trading Day next succeeding the Expiration Time, and

(ii) the denominator of which will be the product of the number of shares of Common Stock outstanding, including any such Purchased Shares, and the Last Reported Sale Price of the Common Stock on the Trading Day next succeeding the Offer Expiration Time.

The adjustment referred to in this Section 11.04(g) will be made only if (x) the tender offer or exchange offer is for an amount that increases the offeror’s ownership of Common Stock to more than 25% of the total shares of Common Stock outstanding; and (y) the cash and value of any other consideration included in the payment per share of Common Stock exceeds the Last Reported Sale Price per share of Common Stock on the Trading Day next succeeding the Offer Expiration Time; provided that, the adjustment referred to in this Section 11.04(g) will not be made if, as of the Offer Expiration Time, the offering documents for such tender or exchange offer disclose a plan or an intention to cause the Company to engage in a consolidation or merger or a sale of all or substantially all of the Company’s assets.

(h) The Company, from time to time, may, to the extent permitted by applicable law and the listing requirements of the NYSE (and any other exchange on which shares of the Common Stock are then listed), make such increases in the Conversion Rate, in addition to those required by this Section 11.04 as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase shares of Common Stock resulting from any dividend or distribution of Capital Stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

To the extent permitted by applicable law and the listing requirements of the NYSE (and any other exchange on which shares of Common Stock are then listed), the Company from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least twenty (20) Business Days and the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall mail to holders of record of the Securities a notice of the increase at least fifteen (15) days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

(i) All calculations under this Article 11 shall be made by the Company and shall be made to the nearest cent or to the nearest one-ten thousandth of a share, as the case may be, with one half-cent and 0.00005 of a share, respectively, being rounded upward. No adjustment need be made for:

(i) the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any plan,

(ii) the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its Subsidiaries,

(iii) the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (ii) above and outstanding as of the date the Securities were first issued,

(iv) a change in the par value of the Common Stock,

(v) the issuance of any shares of Common Stock pursuant to conversion of the Securities, or

(vi) accrued and unpaid Interest, including Additional Interest, if any.

To the extent the Securities become convertible into cash, assets, property or securities (other than Capital Stock of the Company), no adjustment need be made thereafter as to such cash, assets, property or securities.

(j) Whenever each Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers’ Certificate setting forth each Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officers’ Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of each Conversion Rate and may assume that the last Conversion Rates of which it has knowledge are still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of each Conversion Rate setting forth each adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of each Conversion Rate to the holder of each Security at his last address appearing on the Security register provided for in Section 2.03 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

(k) In any case in which this Section 11.04 provides that an adjustment shall become effective immediately after (1) a record date or Record Date for an event, (2) the date fixed for the determination of stockholders entitled to receive a dividend or distribution pursuant to Section 11.04(a), (3) a date fixed for the determination of stockholders entitled to receive rights or warrants pursuant to Section 11.04(b), (4) the Expiration Time for any tender or exchange offer pursuant to Section 11.04(f) or (5) the Offer Expiration Time for any tender or exchange offer pursuant to Section 11.04(g) (each a “Determination Date”), the Company may elect to defer until the occurrence of the relevant Adjustment

Event (as hereinafter defined) (x) issuing to the holder of any Security converted after such Determination Date and before the occurrence of such Adjustment Event, the additional shares of Common Stock or other securities issuable upon such conversion by reason of the adjustment required by such Adjustment Event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (y) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 11.02(a). For purposes of this Section 11.04(k), the term “Adjustment Event” shall mean:

(i) in any case referred to in clause (1) hereof, the occurrence of such event,

(ii) in any case referred to in clause (2) hereof, the date any such dividend or distribution is paid or made,

(iii) in any case referred to in clause (3) hereof, the date of expiration of such rights or warrants, and

(iv) in any case referred to in clause (4) or (5) hereof, the date a sale or exchange of Common Stock pursuant to such tender or exchange offer is consummated and becomes irrevocable.

(l) For purposes of this Section 11.04, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

(m) If rights or warrants for which an adjustment has been made pursuant to the provisions of this Section 11.04 expire unexercised, the Conversion Rate shall be readjusted as if such unexercised rights or warrants had not been issued.

Section 11.05. Effect of Reclassification; Consolidation; Merger or Sale. If any of the following events occur, namely (a) any reclassification or change of the outstanding shares of Common Stock (other than a subdivision or combination to which Section 11.04(c) applies), (b) any consolidation, merger, binding share exchange or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (c) any sale or conveyance of all or substantially all the properties and assets of the Company to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the TIA as in force at the date of execution of such supplemental indenture) providing that each $1,000 principal amount of Securities shall be convertible, subject to the provisions of Section 11.03, based on the applicable Conversion Rate and the kind and amount of shares of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, binding share exchange, combination, sale or conveyance by a holder of one share of Common Stock in such transaction (the “Exchange Property”) assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, statutory share exchange, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised (“nonelecting share”), then for the purposes of this Section 11.05 the kind and amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, statutory share exchange, combination, sale or conveyance for each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). After the effective date of any such reclassification, change, consolidation, merger, statutory share exchange, combination, sale or conveyance, the Conversion Obligation in respect of any Securities surrendered for conversion shall be satisfied in Exchange Property. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 11.

The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Securities, at its address appearing on the Security register provided for in Section 2.03 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, statutory share exchanges, combinations, sales and conveyances.

If this Section 11.05 applies to any event or occurrence, Section 11.04 shall not apply.

Section 11.06. Taxes on Shares Issued. The issue of stock certificates on conversions of Securities shall be made without charge to the converting Holder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Securities converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 11.07. Reservation of Shares, Shares to be Fully Paid; Compliance with Governmental Requirements; Listing of Common Stock.

(a) The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for the conversion of the Securities from time to time as such Securities are presented for conversion, assuming the Company does not elect to deliver cash upon conversion pursuant to Section 11.03.

(b) Before taking any action which would cause an adjustment increasing any Conversion Rate to an amount that would cause either Conversion Price to be reduced below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Securities, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Rate.

(c) (i) The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

(ii) The Company covenants that, if any shares of Common Stock to be provided for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the Securities and Exchange Commission (or any successor thereto), endeavor to secure such registration or approval, as the case may be.

(iii) The Company further covenants that, if at any time the Common Stock shall be listed on the NYSE or any other national securities exchange or automated quotation system, the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Securities; provided, however, that, if the rules of such exchange or automated quotation system permit the Company to defer the listing of such Common Stock until the first conversion of the Securities into Common Stock in accordance with the provisions of this Indenture, the Company covenants to list such Common Stock issuable upon conversion of the Securities in accordance with the requirements of such exchange or automated quotation system at such time.

Section 11.08. Responsibility of Trustee. The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any holder of Securities to determine any Conversion Rate or whether any facts exist which may require any adjustment of each Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and the Trustee and any other Conversion Agent make no representations with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article 11. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 11.05 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders upon the conversion of their Securities after any event referred to in such Section 11.05 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 8.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers’ Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto. Neither the Trustee nor the Conversion Agent shall be responsible for determining whether any event contemplated by Section 11.01 has occurred that makes the Securities eligible for conversion until the Company has delivered to the Trustee and the Conversion Agent an Officer’s Certificate stating that such event has occurred, on which Certificate the Trustee may conclusively rely, and the Company agrees to deliver such Officer’s Certificate to the Trustee and the Conversion Agent as promptly as practicable after the occurrence of any such event.

Section 11.09. Notice to Holders Prior to Certain Actions. In case:

(a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in each Conversion Rate pursuant to Section 11.04; or

(b) the Company shall authorize the granting to the holders of all or substantially all of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

(c) of any reclassification or reorganization of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation, merger or statutory share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

(d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each Holder of Securities at his address appearing on the register provided for in Section 2.03 of this Indenture, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, or statutory share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, or statutory share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, or statutory share exchange, sale, transfer, dissolution, liquidation or winding up.

Section 11.10. Rights Issued in Respect of Common Stock Issued upon Conversion. To the extent the Company has a rights plan that is in effect upon a Conversion Date, Holders of Securities shall receive, upon conversion of Securities, in addition to shares of Common Stock, cash, or combination of cash and shares of Common Stock, the rights under the applicable rights plan unless, prior to the Conversion Date, the rights have separated from the Common Stock, in which case the Conversion Rate in effect shall be adjusted at the time of separation as if the Company had distributed to all holders of Common Stock the assets, debt securities, shares of Capital Stock or rights or warrants to purchase securities of the Company as described in Section 11.04(d).

Section 11.11. Unconditional Rights of Holders to Convert. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to convert its Security in accordance with this Article 11 and to bring an action for the enforcement of any such right to convert, and such rights shall not be impaired or affected without the consent of such Holder.

ARTICLE 12

RESERVED

ARTICLE 13

MISCELLANEOUS

Section 13.01. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

Section 13.02. Notices. Any request, demand, authorization, notice, waiver, consent or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows, transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile numbers, or in any other manner with the Security Holders’ consent:

if to the Company:

BEARINGPOINT, INC.

1676 International Drive

McLean, Virginia 22102

Facsimile: (703) 847-8075

Attention: General Counsel

if to the Trustee:

THE BANK OF NEW YORK

101 Barclay Street, 8W

New York, New York 10286,

Facsimile: (212) 815-5707

Attention: Corporate Trust Division – Corporate Finance Unit

The Company or the Trustee, by notice given to the other in the manner provided above, may designate additional or different addresses for subsequent notices or communications.

Any notice or communication given to a Securityholder shall be delivered to the Securityholder, in accordance with the procedures of the Registrar or by first-class mail, postage prepaid, at the Securityholder’s address as it appears on the registration books of the Registrar and shall be considered sufficiently given if so mailed within the time prescribed, or in any other manner with the Security Holders’ consent.

Failure to mail a notice or communication to a Securityholder, or any defect in it, shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee; provided, however, that no notice to the Trustee shall be deemed to be duly given unless and until the Trustee actually receives same at the addresses above given.

If the Company mails a notice or communication to the Securityholders, it shall mail a copy to the Trustee and each Registrar, Paying Agent, Conversion Agent and co-registrar.

Section 13.03. Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar, the Paying Agent, the Conversion Agent and anyone else shall have the protection of TIA Section 312(c).

Section 13.04. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

(a) an Officers’ Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

(b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Section 13.05. Statements Required in Certificate or Opinion. Each Officers’ Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

(a) a statement that each person making such Officers’ Certificate or Opinion of Counsel has read such covenant or condition;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers’ Certificate or Opinion of Counsel are based;

(c) a statement that, in the opinion of each such person, such person has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement that, in the opinion of such person, such covenant or condition has been complied with.

Any such Officers’ Certificate or Opinion of Counsel may be based, in so far as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous, or upon certificates of public officials.

Section 13.06. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 13.07. Tax Treatment. The Company agrees, and by acceptance of a Debenture, each Holder hereof is deemed to have agreed, (i) to treat any Additional Interest paid by the Company as ordinary income when received by any Holder and (ii) to treat the possibility of the Company being required to pay Additional Interest as a “remote” or “incidental” contingency within the meaning of applicable U.S. Treasury Regulations.

Section 13.08. Rules by Trustee, Paying Agent, Conversion Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar, the Conversion Agent and the Paying Agent may make reasonable rules for their functions.

Section 13.09. Legal Holidays. A “Legal Holiday” is any day other than a Business Day. If any specified date (including a date for giving notice) is a Legal Holiday, the action shall be taken on the next succeeding day that is not a Legal Holiday, and, if the action to be taken on such date is a payment in respect of the Securities, no interest shall accrue with respect to such payment for the intervening period.

Section 13.10. GOVERNING LAW; JURY TRIAL WAIVER. THIS INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

Section 13.11. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

Section 13.12. Successors. All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

Section 13.13. Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this instrument on behalf of the respective parties hereto as of the date first above written.

BEARINGPOINT, INC.

By:	/s/ Harry L. You
Name:	Harry L. You
Title:	Chief Executive Officer

BEARINGPOINT, INC.

/s/ Joseph Corbett
Name:	Joseph Corbett
Title:	Executive Vice President and Chief Financial Officer

THE BANK OF NEW YORK, as Trustee

By:
Name:
Title:

SCHEDULE A

The following table sets forth the Stock Price and the number of Additional Shares to be issuable per $1,000 principal amount of Debentures:

	Stock Price on Change of Control Date
Effective Date	5.28	6.00	7.00	8.00	10.00	12.00	14.00	16.00	18.00	20.00	30.00	40.00	50.00	60.00	70.00
April 15, 2005	37.87	30.19	23.42	19.14	14.13	11.25	9.33	7.94	6.88	6.04	3.53	2.29	1.55	1.07	0.74
April 15, 2006	35.17	26.83	19.87	15.77	11.34	8.98	7.45	6.35	5.52	4.85	2.86	1.87	1.28	0.89	0.62
April 15, 2007	33.05	23.32	15.79	11.82	8.12	6.39	5.32	4.55	3.95	3.48	2.07	1.37	0.95	0.67	0.47
April 15, 2008	32.02	19.33	10.50	6.77	4.29	3.40	2.85	2.45	2.13	1.88	1.13	0.75	0.53	0.38	0.27
April 15, 2009	37.88	15.15	—	—	—	—	—	—	—	—	—	—	—	—	—

A-1

EXHIBIT A

[FORM OF FACE OF CONVERTIBLE SENIOR SUBORDINATED DEBENTURES IN GLOBAL FORM]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) SUBJECT TO THE ISSUER’S AND THE

TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO THIS CLAUSE (II) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (IV) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

BEARINGPOINT, INC.

5.00% Convertible Senior Subordinated Debentures Due 2025

REGISTERED CUSIP:
ISSUE DATE:	Principal Amount: $200,000,000
No.

BEARINGPOINT, INC., a Delaware corporation, promises to pay to Cede & Co., or registered assigns, the principal amount of Two Hundred Million Dollars, on April 15, 2025.

Interest Rate: 5.00% per year.

Interest Payment Dates: April 15 and October 15 of each year, commencing October 15, 2005.

Interest Record Date: March 31 and September 30 of each year.

Reference is hereby made to the further provisions of this Security set forth on the reverse side of this Security, which further provisions shall for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: April 27, 2005	BEARINGPOINT, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities designated

therein and referred to in the

within-mentioned Indenture.

THE BANK OF NEW YORK,

    as Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE OF CONVERTIBLE SENIOR SUBORDINATED DEBENTURES IN GLOBAL FORM]

5.00% Convertible Senior Subordinated Debentures Due 2025

This Security is one of a duly authorized issue of 5.00% Convertible Senior Subordinated Debentures Due 2025 (the “Securities”) of BearingPoint, Inc., a Delaware corporation (including any successor corporation under the Indenture hereinafter referred to, the “Company”), issued under an Indenture, dated as of April 27, 2005 (the “Indenture”), between the Company and The Bank of New York, as trustee (the “Trustee”). The terms of the Security include those stated in the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (“TIA”), and those set forth in this Security. This Security is subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control. Capitalized terms used but not defined herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. Interest.

The Debentures shall bear interest on the principal amount thereof at a rate of 5.00% per year. The Company shall pay Additional Interest as set forth in Section 5.07 of the Indenture and the Registration Rights Agreement.

Interest will be payable semi-annually on each Interest Payment Date to Holders at the close of business on the preceding Interest Record Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30 day months.

If any Interest Payment Date, Stated Maturity date, Redemption Date, Repurchase Date or Designated Event Repurchase Date of a Security falls on a day that is not a Business Day, the required payment of Interest, if any, and principal will be made on the next succeeding Business Day and no Interest on such payment will accrue for the period from and after the Interest Payment Date, the Stated Maturity date, Redemption Date, Repurchase Date or Designated Event Repurchase Date to such next succeeding Business Day.

If the principal amount of any Security, or any accrued and unpaid Interest or Additional Interest, if any, are not paid when due (whether upon acceleration pursuant to Section 7.02 of the Indenture, upon the date set for payment of the Redemption Price, upon the date set for payment of the Repurchase Price or Designated Event Repurchase Price, upon the Stated Maturity of the Securities, upon the Interest Payment Dates or upon the Additional Interest Payment Dates as defined in the Registration Rights Agreement), then in each such case the overdue amount shall, to the extent permitted by law, bear cash interest at a rate per annum that is 1% higher than the interest rate set forth on the face of this Security, compounded semiannually, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable in cash on demand but if not so demanded shall be paid quarterly to the Holders on the last day of each quarter.

2. Method of Payment.

Except as provided below, the Company shall pay Interest on (i) Global Securities, to DTC in immediately available funds, (ii) any Certificated Security having an aggregate principal amount of $5,000,000 or less, by check mailed to the Holder of such Security and (iii) any Certificated Security having an aggregate principal amount of more than $5,000,000, by wire transfer in immediately available funds or by mail at the election of the Holder of any such Security.

At Stated Maturity, the Company will pay Interest and principal on Certificated Securities at the Company’s office or agency in The City of New York and will pay principal on Global Securities to DTC in immediately available funds.

Subject to the terms and conditions of the Indenture, the Company will make payments in cash in respect of Redemption Prices, Repurchase Prices, Designated Event Repurchase Prices and at Stated Maturity to Holders who surrender Securities to a Paying Agent to collect such payments in respect of the Securities. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money.

3. Indenture.

The Securities are subordinated unsecured obligations of the Company. The Indenture does not limit other indebtedness of the Company, secured or unsecured.

4. Redemption at the Option of the Company.

No sinking fund is provided for the Securities. The Debentures are redeemable for cash at the option of the Company, in whole or in part, at any time or from time to time on or after April 15, 2009 upon not less than 30 nor more than 60 days’ notice by mail for a redemption price equal to 100% of the principal amount of the Debentures redeemed plus accrued and unpaid Interest and Additional Interest, if any, on those Securities to (but excluding) the Redemption Date (the “Redemption Price”).

In no event will any Debenture be redeemable before April 15, 2009.

5. Purchase By the Company at the Option of the Holder.

Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, all or any portion of the Debentures held by such Holder on April 15, 2009, April 15, 2013, April 15, 2015 and April 15, 2020, in integral multiples of $1,000 at a Repurchase Price equal to the principal amount of those Securities plus accrued and unpaid Interest, and Additional Interest, if any, on those Securities up to (but excluding) the Repurchase Date. To exercise such right, a Holder shall deliver to the Paying Agent a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 20 Business Days prior to such Repurchase Date until the close of business on such Repurchase Date, and shall deliver the Securities to the Paying Agent as set forth in the Indenture.

At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase the Securities held by such Holder after the occurrence of a Designated Event for a Designated Event Repurchase Price equal to the principal amount of those Securities plus accrued and unpaid Interest and Additional Interest, if any, on those Securities up to (but excluding) the Designated Event Repurchase Date.

Holders have the right to withdraw any Repurchase Notice or Designated Event Repurchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

If cash sufficient to pay the Repurchase Price or Designated Event Repurchase Price, as the case may be, of all Securities or portions thereof to be purchased as of the Repurchase Date or the Designated Event Repurchase Date, as the case may be, is deposited with the Paying Agent, on the Business Day immediately following the Repurchase Date or the Designated Event Repurchase Date, Interest and Additional Interest, if any, will cease to accrue on such Securities (or portions thereof) on and following such Repurchase Date or Designated Event Repurchase Date, and the Holder thereof shall have no other rights as such other than the right to receive the Repurchase Price or Designated Event Repurchase Price upon surrender of such Security.

6. Reserved.

7. Conversion.

Subject to and in compliance with the provisions of the Indenture, a Holder is entitled, at such Holder’s option, to convert the Holder’s Security (or any portion of the principal amount thereof that is $1,000 or an integral multiple $1,000), into fully paid and nonassessable shares of Common Stock at the Conversion Rate in effect at the time of conversion; provided, however, the Company may satisfy its obligation with respect to any demand for conversion by delivering Common Stock, cash or a combination of cash and Common Stock as set forth in the Indenture.

A Security in respect of which a Holder has delivered a Purchase Notice or Designated Event Repurchase Notice, as the case may be, exercising the option of such Holder to require the Company to purchase such Security may be converted only if such Repurchase Notice or Designated Event Repurchase Notice, as the case may be, is withdrawn in accordance with the terms of the Indenture.

The initial Conversion Rate for the Debentures is 151.5151 shares of Common Stock per $1,000 principal amount, subject to adjustment in certain events described in the Indenture. The Conversion Rate shall not be adjusted for any accrued and unpaid Interest or accrued and unpaid Additional Interest. Upon conversion, no payment shall be made by the Company with respect to accrued and unpaid Interest. Instead, such amount shall be deemed paid by the shares of Common Stock delivered upon conversion of any Security. A Holder shall receive, however, accrued and unpaid Additional Interest, if any.

In certain circumstances as set forth in the Indenture, a Holder shall receive Additional Shares as set forth in Section 11.01 of the Indenture.

8. Paying Agent, Conversion Agent and Registrar.

Initially, the Trustee will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent or Registrar without notice, other than notice to the Trustee; provided that the Company will maintain at least one Paying Agent in the City of New York, which shall initially be an office or agency of the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent or Registrar.

9. Denominations; Transfer; Exchange.

The Securities are in fully registered form, without coupons, in denominations of $1,000 of principal amount and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Purchase Notice or Designated Event Repurchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

10. Persons Deemed Owners.

The registered Holder of this Security may be treated as the owner of this Security for all purposes.

11. Unclaimed Money or Securities.

As set forth in the Indenture and subject to applicable abandoned property laws, the Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

12. Amendment; Waiver.

Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities and (ii) certain Events of Defaults may be waived with the written consent of the Holders of a majority in aggregate principal amount of the outstanding Securities. Subject to terms set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may make certain amendments to the Indenture or the Securities.

13. Defaults and Remedies.

If any Event of Default with respect to Securities shall occur and be continuing, the principal amount of the Securities and any accrued and unpaid Interest and accrued and unpaid Additional Interest, if any, on all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

14. Trustee Dealings with the Company.

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

15. Calculations in Respect of Securities.

The Company or its agents will be responsible for making all calculations called for under the Securities including, but not limited to, determination of Last Reported Sale Prices of the Common Stock, the number of shares of Common Stock and/or the amount of cash deliverable upon conversion of the Securities and the amount of any Additional Interest. The Company or its agents will make their calculations in good faith and, absent manifest error, our and their calculations will be final and binding on Holders of the Securities. The Company or its agents will be required to deliver to the Trustee a schedule of its calculations and the Trustee will be entitled to conclusively rely upon the accuracy of such calculations without independent verification.

16. No Recourse Against Others.

A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

17. Authentication.

This Security shall not be valid until an authorize signatory of the Trustee manually signs the Trustee’s Certificate of Authentication on the other side of this Security.

18. Abbreviations.

Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

19. GOVERNING LAW.

THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS SECURITY.

20. Copy of Indenture.

The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

BEARINGPOINT, INC.

1676 International Drive

McLean, Virginia 22102

Facsimile:    (703) 847-8075

21. Registration Rights.

The Holders of the Securities are entitled to the benefits of a Registration Rights Agreement, dated as of April 27, 2005, between the Company and Morgan Stanley & Co. Incorporated, UBS Securities LLC and Needham & Company, LLC., as placement agents, including the receipt of Additional Interest upon a Registration Default (as defined in such agreement). The Company shall make payments of Additional Interest on the Additional Interest Payment Dates (as defined in the Registration Rights Agreement), but otherwise in accordance with the provisions set forth herein for the payment of Interest.

ASSIGNMENT FORM	CONVERSION NOTICE
To assign this Security, fill in the form below:	To convert this Security into Common Stock of the Company, check the box ☐

I or we assign and transfer this Security to ____________________________________________ ______________________________ (Insert assignee’s soc. sec. or tax ID no.)	To convert only part of this Security, state the principal amount to be converted (which must be $1,000 or an integral multiple of $1,000):

____________________________________________ ____________________________________________ ____________________________________________	If you want the stock certificate made out in another person’s name fill in the form below:

(Print or type assignee’s name, address and zip code)	____________________________________________ ____________________________________________

and irrevocably appoint	(Insert the other person’s soc. sec. tax ID no.)

agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

____________________________________________

____________________________________________

____________________________________________

____________________________________________

____________________________________________

(Print or type other person’s name, address and zip code)

Date:	Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Signature Guaranteed

Participant in a Recognized Signature
Guarantee Medallion Program

By:
Authorized Signatory

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES AND DECREASES

OF GLOBAL SECURITY

Initial Principal Amount of Global Security: Two Hundred Million Dollars ($200,000,000)

Date	Amount of Increase in Principal Amount of Global Security	Amount of Decrease in Principal Amount of Global Security	Principal Amount of Global Security After Increase or Decrease	Notation by Registrar or Security Custodian

PURCHASE NOTICE

TO: BEARINGPOINT,	INC.

THE BANK OF NEW YORK

The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from BearingPoint, Inc. (the “Company”) regarding the right of Holders to elect to require the Company to purchase the Securities and requests and instructs the Company to purchase the entire principal amount of this Security, or portion thereof (which is $1,000 principal amount or an integral multiple thereof) designated below, in accordance with the terms of the Indenture at the price of 100% of the principal amount or proportional portion thereof, together with accrued interest (including Additional Interest, if any) to, but excluding, the Repurchase Date, to the registered Holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Securities shall be purchased by the Company as of the applicable Repurchase Date pursuant to the terms and conditions specified in the Indenture. This election is made pursuant to Section 3.07 of the Indenture, Repurchase of Securities by the Company at the Option of the Holder at April 15, 2009, 2013, 2015 and 2020.

Dated:

Signature(s):

NOTICE: The above signatures of the Holder(s) hereof must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatever.

Security Certificate Number (if applicable):

Principal amount to be purchased (if less than all):

Social Security or Other Taxpayer Identification Number:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

OPTION OF HOLDER TO ELECT PURCHASE ON DESIGNATED EVENT

TO:	BEARINGPOINT, INC.
THE BANK OF NEW YORK

The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from BearingPoint, Inc. (the “Company”) regarding the right of Holders to elect to require the Company to purchase the Securities upon a Designated Event and requests and instructs the Company pursuant to Section 3.08 of the Indenture to purchase the entire principal amount of this Security, or portion thereof (which is $1,000 principal amount or an integral multiple thereof) designated below, in accordance with the terms of the Indenture at the price of 100% of the principal amount or proportional portion thereof, together with accrued Interest (including Additional Interest, if any) to, but excluding, the Designated Event Repurchase Date, to the registered Holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Securities shall be repurchased by the Company as of the Designated Event Purchase Date pursuant to the terms and conditions specified in the Indenture.

Dated:

Signature(s):

NOTICE: The above signatures of the Holder(s) hereof must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatever.

Security Certificate Number (if applicable):

Principal amount to be purchased (if less than all):

Social Security or Other Taxpayer Identification Number:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

[FORM OF FACE OF CONVERTIBLE SENIOR SUBORDINATED DEBENTURES IN CERTIFICATED FORM]

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO THIS CLAUSE (II) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (IV) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

BEARINGPOINT, INC.

5.00% Convertible Senior Subordinated Debentures Due 2025

REGISTERED CUSIP:
ISSUE DATE:	Principal Amount: $200,000,000
No.

BEARINGPOINT, Inc., a Delaware corporation, promises to pay to                          or registered assigns, the principal amount of                     , on April 15, 2025.

Interest Rate: 5.00% per year.

Interest Payment Dates: April 15 and October 15 of each year, commencing October 15, 2005.

Interest Record Date: March 31 and September 30 of each year.

Reference is hereby made to the further provisions of this Security set forth on the reverse side of this Security, which further provisions shall for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:	BEARINGPOINT, INC.

By:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities designated

therein and referred to in the

within-mentioned Indenture.

THE BANK OF NEW YORK,
as Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE OF CERTIFICATED

DEBENTURE IS IDENTICAL TO EXHIBIT A]

EXHIBIT C

[FORM OF TRANSFER CERTIFICATE FOR CONVERTIBLE SENIOR SUBORDINATED DEBENTURES]

BEARINGPOINT, INC.

5.00% Convertible Senior Subordinated Debentures Due 2025

Transfer Certificate

In connection with any transfer of any of the Securities within the period prior to the expiration of the holding period applicable to the sales thereof under Rule 144(k) under the Securities Act of 1933, as amended (the “Securities Act”) (or any successor provision), the undersigned registered owner of this Debenture hereby certifies with respect to $                     principal amount of the above-captioned Securities presented or surrendered on the date hereof (the “Surrendered Securities”) for registration of transfer, or for exchange or conversion where the securities issuable upon such exchange or conversion are to be registered in a name other than that of the undersigned registered owner (each such transaction being a “transfer”), that such transfer complies with the restrictive legend set forth on the face of the Surrendered Securities for the reason checked below:

☐	A transfer of the Surrendered Securities is made to the Company or any of its subsidiaries; or

☐	The transfer of the Surrendered Securities is pursuant to an effective registration statement under the Securities Act; or

☐	The transfer of the Surrendered Securities complies with Rule 144A under the Securities Act; or

☐	The transfer of the Surrendered Securities is pursuant to any other exemption from the registration requirements of the Securities (if available), including Rule 144 under the Securities Act (in which case, each of the conditions set forth in such rule have been met);

and unless the box below is checked, the undersigned confirms that, to the undersigned’s knowledge, such Securities are not being transferred to an “affiliate” of the Company as defined in Rule 144 under the Securities Act (an “Affiliate”).

C-1

☐	The transferee is an Affiliate of the Company.

DATE:
Signature(s)

(If the registered owner is a corporation, partnership or fiduciary, the title of the person signing on behalf of such registered owner must be stated.)

Signature Guaranteed

Participant in a Recognized Signature
Guarantee Medallion Program

By:
Authorized Signatory

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

C-2